                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TELEPHONE AND DATA SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                         N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
         N/A

     2) Aggregate number of securities to which transaction applies:
         N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A

     4) Proposed maximum aggregate value of transaction:
         N/A

     5) Total fee paid:
         N/A

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
         N/A

     2) Form, Schedule or Registration Statement No.:
         N/A

     3) Filing Party:
         N/A

     4) Date Filed:
         N/A

TELEPHONE AND DATA SYSTEMS, INC.

30 North LaSalle Street
Suite 4000
Chicago, Illinois 60602
Phone: (312) 630-1900
Fax:  (312) 630-1908

                                                                          [LOGO]

                                 April 18, 1997

Dear Fellow Shareholders:

    You are cordially invited to attend the 1997 Annual Meeting of Shareholders on Friday, May 16, 1997, at 10:00 a.m. Chicago time, at Harris Trust and Savings Bank, 111 West Monroe Street, 8th Floor, Chicago, Illinois. The formal notice of the meeting, the Board of Directors' Proxy Statement and the Company's 1996 Annual Report are enclosed. The Proxy Statement contains information about the Board of Directors' nominees for the Board. Class I directors are being elected at the 1997 Annual Meeting.

    The holders of (i) Preferred Shares issued before October 31, 1981 and (ii) Common Shares (the "Common Share Group") will be entitled to elect one director at the meeting. The Board's nominee for this position is Mr. George W. Off, who was recently appointed to fill a vacancy on the Company's Board of Directors. After an extensive search by a search firm, we were pleased to add Mr. Off as a member of the Board in January. Mr. Off is the President and Chief Executive Officer of Catalina Marketing Corporation, a technology-oriented marketing company which is listed on the New York Stock Exchange. The Board of Directors believes that Mr. Off brings eminent qualifications to the Company's Board of Directors.

    As described in the Proxy Statement, a shareholder of the Company has indicated its intention to nominate an alternate candidate for the Class I director to be elected by the Common Share Group, to run in opposition to the Board of Directors' nominee, Mr. Off. You may receive a proxy statement and BLUE proxy card from such shareholder asking you to vote in favor of such shareholder's nominee. For the reasons discussed in the Proxy Statement, the Board of Directors unanimously recommends that you vote FOR the election of Mr. Off as the Class I director to be elected by the Common Share Group by returning the enclosed WHITE proxy card(s) and urges you NOT to deliver a BLUE proxy card to, and NOT to vote in favor of the candidate to be nominated by, such shareholder.

    In addition, holders of (i) Preferred Shares issued after October 31, 1981 and (ii) Series A Common Shares (the "Series A Group") will be entitled to elect two directors at the meeting. The Board's nominees are Mr. Donald R. Brown and Mr. Rudolph E. Hornacek, who have served on the Company's Board for more than 17 and 28 years, respectively. The Board unanimously recommends that Messrs. Brown and Hornacek be reelected as directors by the Series A Group.

    As usual, shareholders are also being asked to ratify the selection of Arthur Andersen LLP as independent public accountants for the current fiscal year.

    In addition, as required by the rules of the Securities and Exchange Commission, the Proxy Statement includes proposals from two shareholders, each of whom holds 200 Common Shares of the Company, for presentation at the Annual Meeting. The Board of Directors does not believe that such shareholder proposals are in the best interests of the Company or its shareholders and unanimously recommends that shareholders vote AGAINST such proposals.

    We would like to have as many shareholders as possible represented at the meeting. Please sign and return the enclosed WHITE proxy cards, whether or not you plan to attend. If you have any questions prior to the Annual Meeting, please call Investor Relations at (312) 630-1900. We look forward with pleasure to visiting with you at the Annual Meeting.

                               Very truly yours,

            [SIGNATURE]                 [SIGNATURE]
LeRoy T. Carlson                        LeRoy T. Carlson, Jr.
Chairman                                President and Chief Executive Officer

                 PLEASE HELP US AVOID THE EXPENSE OF FOLLOW-UP
                       PROXY MAILINGS TO SHAREHOLDERS BY
        SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD(S) PROMPTLY

                                   IMPORTANT

    Your vote is important. No matter how many shares you own, please return your proxy FOR the election of the Board of Directors' Nominees by taking three steps:

    1.  SIGNING the enclosed WHITE proxy card(s),

    2.  DATING the enclosed WHITE proxy card(s), and

    3. MAILING the enclosed WHITE proxy card(s) TODAY in the envelope provided (no postage is requried if mailed in the United States) or FAXING BOTH SIDES of the enclosed WHITE proxy card(s) TODAY to MacKenzie Partners, Inc. at the number provided below.

    If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card(s) representing your shares. The Company's Board of Directors urges you to confirm in writing your instructions to the Company in care of MacKenzie Partners, Inc. at the address provided below so that the Board of Directors will be aware of all instructions given and can attempt to ensure that such instructions are followed.

    If you have any questions or require any additional information concerning this Proxy Statement, please contact, MacKenzie Partners, Inc. at the address set forth below.

                                     [LOGO]

                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                         CALL TOLL-FREE (800) 322-2885
                              FAX: (212) 929-0308

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

To the Shareholders of

                        TELEPHONE AND DATA SYSTEMS, INC.

    The 1997 Annual Meeting of Shareholders of Telephone and Data Systems, Inc., an Iowa corporation (the "Company" or "TDS"), will be held at Harris Trust and Savings Bank, 111 West Monroe Street, 8th Floor, Chicago, Illinois, on Friday, May 16, 1997, at 10:00 a.m. Chicago time, for the following purposes:

    1. To elect three Class I members of the Board of Directors. The Board of Directors unanimously recommends that shareholders vote FOR the Board of Directors' nominees for Class I directors.

    2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ended December 31, 1997. The Board of Directors unanimously recommends that shareholders vote FOR the ratification of Arthur Andersen LLP.

    3. If properly presented at the Annual Meeting, to consider and vote upon a shareholder proposal to request the Board to eliminate the election of directors by class. The Board of Directors unanimously recommends that shareholders vote AGAINST this shareholder proposal.

    4. If properly presented at the Annual Meeting, to consider and vote upon a shareholder proposal to request the Board to require that a majority of the directors do not have certain relationships as outlined by the shareholder. The Board of Directors unanimously recommends that shareholders vote AGAINST this shareholder proposal.

    5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    This Notice of Annual Meeting and Proxy Statement is first being mailed to shareholders on or about April 18, 1997.

    The Board of Directors has fixed the close of business on March 27, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

    The Board of Directors would like to have all shareholders represented at the Annual Meeting. If you do not expect to be present, please sign and mail your proxy in the enclosed self-addressed envelope to Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606. Proxies given pursuant to this solicitation may be revoked at any time prior to the closing of the polls at the Annual Meeting (by written notice to the Secretary of the Company or attendance at the Annual Meeting of Shareholders and notice to the Secretary of such revocation). Once the polls are closed, however, proxies may not be retroactively revoked.

    If you hold more than one class of the Company's shares, you will find enclosed a separate WHITE proxy card for each holding. To assure that all of your shares are represented, please return a WHITE proxy card printed in black ink for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS Tax-Deferred Savings Plan; a WHITE proxy card printed in green ink for Series A Common Shares, including Series A Common Shares owned through the TDS dividend reinvestment plan; a WHITE proxy card printed in red ink for Preferred Shares issued before

October 31, 1981 (Series A, B, D, G, H and N); and a WHITE proxy card printed in brown ink for Preferred Shares issued after October 31, 1981 (Series O, S, U, V, BB, DD, EE, GG, HH, II, JJ, KK, LL, QQ, RR and SS).

    On February 28, 1997, the Company had outstanding and entitled to vote 54,145,158 Common Shares, par value $1.00 per share (excluding Common Shares held by the Company and a subsidiary of the Company); 6,916,546 Series A Common Shares, par value $1.00 per share; and 308,019 Preferred Shares, without par value. Except as set forth in the next paragraph, each of the outstanding Common Shares and Preferred Shares is entitled to one vote on all matters to come before the Annual Meeting and each of the outstanding Series A Common Shares is entitled to ten votes on all matters to come before the Annual Meeting. Accordingly, the voting power of all outstanding Series A Common Shares was 69,165,460 votes, and the total voting power of all outstanding shares of all classes of capital stock was 123,618,637 votes at February 28, 1997.

    With respect to the election of directors at the Annual Meeting, the holders of Common Shares and the holders of the 9,686 Preferred Shares issued before October 31, 1981 (Series A, B, D, G, H and N), voting as a group (collectively, the "Common Share Group"), will be entitled to elect one Class I director. The holders of Series A Common Shares and the holders of the 298,333 Preferred Shares issued after October 31, 1981 (Series O, S, U, V, BB, DD, EE, GG, HH, II, JJ, KK, LL, QQ, RR and SS), voting as a group (collectively, the "Series A Group"), will be entitled to elect two Class I directors.

                IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE,
                                PLEASE CONTACT:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                           (800) 322-2885 (Toll Free)

                               VOTING INFORMATION

    The Common Share Group may, with respect to the election of the Class I director to be elected by the Common Shares Group, vote FOR the election of such director nominee or WITHHOLD authority to vote for such director nominee. The Series A Group may, with respect to the election of the Class I directors to be elected by the Series A Group, vote FOR the election of such director nominees or WITHHOLD authority to vote for such director nominees. A shareholder may, with respect to the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1997 and each of the shareholder proposals, (i) vote FOR approval, (ii) vote AGAINST approval or
(iii) ABSTAIN from voting on such proposal. The Board of Directors recommends a vote FOR the Board of Directors' nominees for Class I directors, FOR the ratification of the selection of Arthur Andersen LLP and AGAINST both shareholder proposals. All properly executed and unrevoked proxies received in the accompanying form in time for the 1997 Annual Meeting will be voted in the manner directed therein. If no direction is made, a proxy by any shareholder will be voted FOR the election of the Board of Directors' nominees to serve as Class I directors, FOR the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1997 and AGAINST both shareholder proposals. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be considered to be votes cast by shares entitled to vote on such matter, although such votes may be considered to be votes cast by shares entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

    The election of the Class I director to be elected by the Common Share Group requires the affirmative vote of holders of a majority of the votes cast by the shares entitled to vote with respect to such matter at the Annual Meeting. Accordingly, if a quorum exists, the person receiving a majority of votes cast by the Common Share Group with respect to the election of such Class I director will be elected to serve as a Class I director. A majority of the votes entitled to be cast with respect to the election of such Class I director by such voting group constitutes a quorum for action on such proposal. Withheld votes and non-votes with respect to the election of such Class I director will not be considered to be votes cast by shareholders entitled to vote in the election of directors and will not affect the outcome of the election of such Class I director.

    The election of the Class I directors to be elected by the Series A Group requires the affirmative vote of holders of a majority of the votes cast by the shares entitled to vote with respect to such matter at the Annual Meeting. Accordingly, if a quorum exists, each person receiving a majority of the votes cast by the Series A Group with respect to the election of such Class I director will be elected to serve as such Class I director. A majority of the votes entitled to be cast with respect to the election of such Class I directors by such voting group constitutes a quorum for action on such proposal. Withheld votes and non-votes with respect to the election of such Class I directors will not be considered to be votes cast by shares entitled to vote in the election of directors and will not affect the outcome of the election of such Class I directors.

    The approval of the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1997 requires that votes cast favoring the proposal exceed the votes cast opposing such proposal, assuming a quorum exists. A majority of the votes entitled to be cast on the proposal constitutes a quorum for action on that proposal. Abstentions and non-votes will not be considered to be votes cast in favor of or opposing such matter and will not affect the determination of whether such proposal is approved for purposes of such vote.

    The approval of each shareholder proposal would require that votes cast favoring such proposal exceed the votes cast opposing such proposal, assuming a quorum exists. A majority of the votes entitled to be cast on the proposal constitutes a quorum for action on that proposal. Abstentions and non-votes will not be considered to be votes cast in favor of or opposing such matter and will not affect the determination of whether such proposal is approved for purposes of such vote.

    A complete list of shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be kept open at the offices of the Company, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder, beginning at least two business days after this notice of meeting and continuing through the Annual Meeting.

                          BACKGROUND OF RECENT EVENTS

    In 1996, in anticipation of a future vacancy on the Board, the Board of Directors determined to seek an eminently qualified independent director for the Board. In connection therewith, the Company's President, Mr. LeRoy T. Carlson, Jr., was asked to conduct the search. The President identified certain requirements for such director. These requirements included that, if possible, the candidate be the chief executive officer of a successful, growth-oriented public company or, in the case of a very large company, its chief operating officer or the chief executive officer responsible for a major division thereof, and that such candidate possess significant experience in marketing and, in particular, consumer marketing. The Company provided these requirements to a leading, nationally recognized executive search firm specializing in board of director searches, and engaged this firm to identify potential candidates for such position. The search firm identified several possible candidates and presented its results to the President. After considering the qualifications of these candidates, the President interviewed four potential candidates for the Board. Following this process, the President recommended one of the candidates, Mr. George W. Off, to the Board of Directors because Mr. Off met or exceeded all of the requirements established by the President and was available to serve as a director. Based on the President's recommendation, the Board of Directors extended an invitation to Mr. Off to serve as a director of the Company and Mr. Off accepted the invitation. Mr. Off was thereupon appointed to the Company's Board of Directors in January 1997 to fill the vacancy on the Board created by the resignation of Mr. Robert J. Collins, who had retired. Mr. Off was also appointed as a member of the Audit Committee and was appointed Chairperson of the Stock Option Compensation Committee. In January 1997, the Board of Directors selected Mr. Off to be nominated for election as a Class I director by the Common Share Group at the 1997 Annual Meeting of Shareholders.

    Mr. Off is the President and Chief Executive Officer and a member of the Board of Directors of Catalina Marketing Corporation ("Catalina"), a New York Stock Exchange listed company, which he was instrumental in founding in 1983. Mr. Off became President and Chief Executive Officer of Catalina in 1994. Prior to that, Mr. Off was its President and Chief Operating Officer between 1992 and 1994, and its Executive Vice President between 1990 and 1992. Catalina is a leading supplier of in-store electronic scanner-activated consumer promotions. Mr. Off has nearly 30 years experience in the retail marketing industry, and has previously held operations and executive positions at two major supermarket chains and has worked as a consultant.

    Following Mr. Off's appointment to the Board of Directors and his selection as the Board's nominee for election as a Class I director by the Common Share Group, in the latter part of February 1997, the Company received a Schedule 13D that was filed with the Securities and Exchange Commission by Franklin Mutual Advisers, Inc. ("Franklin"), which reported that Franklin was considering whether it should nominate a person for election to the Company's Board of Directors. Franklin's Schedule 13D reports that Franklin is an investment advisor which exercises voting and investment power over securities of its advisory clients and that Franklin may be deemed to beneficially own approximately 9.8% of the Common Shares of the Company. See "Beneficial Ownership of Certain Beneficial Owners and Management."

    In early March 1997, representatives of the Company discussed Franklin's
Schedule 13D with representatives of Franklin. Representatives of the Company described to Franklin the extensive process which the Company went through to identify a qualified candidate for the Board and the qualifications of Mr. Off, and indicated to Franklin that management continued to support the nomination of Mr. Off as the Class I director to be elected by the Common Share Group.

    At the request of Franklin, however, representatives of the Company had also considered the qualifications of Mr. Martin L. Solomon, then being considered by Franklin as a possible alternate candidate for the Class I director to be elected by the Common Share Group. After considering the background and qualifications of Mr. Solomon, management informed Franklin that it intended to continue to support the nomination of Mr. Off as the Class I director to be elected by the Common Share Group. Subsequent to the discussions between the Company and Franklin in early March 1997, Franklin filed an amendment to its
Schedule 13D which indicated that Franklin intends to nominate Mr. Solomon for election as a Class I director at the 1997 Annual Meeting of Shareholders. On April 4, 1997, the Company received a notice from Franklin pursuant to the Company's Bylaws indicating that Franklin proposes to nominate Mr. Solomon for election as a Class I director at the 1997 Annual Meeting of Shareholders by the Common Share Group. Such notice indicates that Mr. Solomon has been occupied primarily as a private investor since 1992, is the former Vice Chairman of Great Dane Holdings, Inc., and is currently the director of three public companies:
XTRA Corporation, Hexcel Corporation and DLB Oil and Gas, Inc. Such notice, also reports that Mr. Solomon is a United States citizen whose business address is P.O. Box 70, Coconut Grove, Florida 33233, and that Mr. Solomon is the owner of 10,000 Common Shares of the Company.

    Considering the background and qualifications of Mr. Solomon and Mr. Off, and Mr. Off's accomplishments and existing service as a director of the Company, the Board of Directors of the Company believes that Mr. Off is more qualified to serve as a director of the Company, particularly when considering the fact that Mr. Off meets or exceeds the qualifications for an independent director established by the President. Accordingly, the Board of Directors unanimously recommends that shareholders vote

FOR Mr. Off as the Class I director to be elected by the Common Share Group by returning the enclosed WHITE proxy card(s) and urges shareholders NOT to deliver a BLUE proxy card to Franklin and NOT to vote in favor of Mr. Solomon as a Class I director of the Company.

    YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD(S) AND MAIL SUCH CARDS IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD(S) AUTOMATICALLY REVOKES ANY PROXY PREVIOUSLY SIGNED BY YOU.

    DO NOT RETURN ANY BLUE PROXY CARD SENT TO YOU BY FRANKLIN. Even if you may previously have voted on Franklin's BLUE proxy card, you have every legal right to change your vote by signing, dating and mailing the enclosed WHITE proxy card(s). REMEMBER, ONLY YOUR LATEST DATED PROXY CARD WILL COUNT AT THE MEETING.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes. Each year, one class is elected to serve for three years. At the 1997 Annual Meeting of Shareholders, three Class I directors will be elected for a term of three years or until their successors are elected and qualified. The Board of Directors' nominees for election as Class I directors are identified in the tables below. In the event any such nominee, who has expressed an intention to serve if elected, fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

NOMINEES

                   CLASS I DIRECTORS--TERMS TO EXPIRE IN 2000

    The following persons, if elected at the 1997 Annual Meeting of Shareholders, will serve as Class I directors for three years or until their successors are elected and qualified:

                 NOMINEE FOR ELECTION BY THE COMMON SHARE GROUP

                                                       POSITION WITH TDS                  SERVED AS
                 NAME               AGE            AND PRINCIPAL OCCUPATION             DIRECTOR SINCE
    ------------------------------  ---  ---------------------------------------------  --------------
    George W. Off.................  50   Director of the Company and President and        January 1997
                                          Chief Executive Officer of Catalina
                                          Marketing Corporation

    George W. Off is the President and Chief Executive Officer and a member of the Board of Directors of Catalina Marketing Corporation, a New York Stock Exchange listed company, which he was instrumental in founding in 1983. Mr. Off became President and Chief Executive Officer of Catalina in 1994. Prior to that, Mr. Off was its President and Chief Operating Officer between 1992 and 1994, and its Executive Vice President between 1990 and 1992. Catalina is a leading supplier of in-store electronic scanner-activated consumer promotions. Mr. Off has nearly 30 years experience in the retail marketing industry, and has previously held operations and executive positions at two major supermarket chains and has worked as a consultant.

    As discussed above under "Background of Recent Events," Mr. Solomon is running in opposition to Mr. Off as the Class I director to be elected by the Common Share Group. If Mr. Off is not elected as a Class I director by the Common Share Group, the Board may consider appointing Mr. Off to the Board in accordance with the Company's Bylaws and Iowa law. Such action may be taken by increasing the size of the Board, in which case the Board would consist of twelve members and would include each of Mr. Solomon and Mr. Off. If the size of the Board is increased to twelve members, this would be done by the

Board of Directors after the 1997 Annual Meeting of Shareholders and Shareholders will not be required to vote on such matter. Alternatively, Mr. Off could be appointed to the Board to fill a vacancy created by the resignation of another director, although the Company has received no notice that any director intends to resign from the Board. In the latter case, the Board would continue to consist of eleven members, with each of Mr. Solomon and Mr. Off serving as members. The Board may consider taking such action because it believes that it would be in the Company's best interests to continue to retain the services of an independent director with Mr. Off's qualifications on the Board. Mr. Off has agreed to serve as a director if elected by the Common Share Group. However, if Mr. Off is not elected by the Common Share Group, there can be no assurance that the Board will appoint Mr. Off to the Board or that Mr. Off would accept such appointment.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  MR. GEORGE W. OFF BY THE COMMON SHARE GROUP.

                  NOMINEES FOR ELECTION BY THE SERIES A GROUP

                                                       POSITION WITH TDS                  SERVED AS
                 NAME               AGE            AND PRINCIPAL OCCUPATION             DIRECTOR SINCE
    ------------------------------  ---  ---------------------------------------------  --------------
    Donald R. Brown...............  66   Director of the Company and Senior Vice             1979
                                          President of TDS Telecommunications
                                          Corporation and President of its Wholesale
                                          Markets Group
    Rudolph E. Hornacek...........  69   Director and Vice President-Engineering of          1968
                                          the Company

    Donald R. Brown has been a director since 1979. Mr. Brown was appointed President of the Wholesale Markets Group of TDS Telecommunications Corporation ("TDS Telecom"), a subsidiary of the Company which operates local telephone companies, in 1995. He has been Senior Vice President of TDS Telecom since 1992. Mr. Brown was a Vice President of TDS Telecom between 1990 and 1992.

    Rudolph E. Hornacek has been Vice President-Engineering of the Company for more than five years. He is a director of TDS Telecom and Aerial Communications, Inc. [Nasdaq: "AERL"], a subsidiary of the Company which is developing "broadband" personal communications services ("PCS").

    All the nominees are current Class I directors. Mr. Off was appointed to the Board of Directors in January 1997 to fill the vacancy created by the resignation of Mr. Robert Collins. Mr. Brown was previously elected by the Common Share Group and Mr. Hornacek was previously elected by the Series A Group.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   THE ABOVE NOMINEES BY THE SERIES A GROUP.

OTHER DIRECTORS

                  CLASS II DIRECTORS--TERMS TO EXPIRE IN 1998

    The following persons were elected at the Annual Meeting of Shareholders on May 19, 1995, to serve as Class II directors for three years or until their successors are elected and qualified:

                                                       POSITION WITH TDS                  SERVED AS
                 NAME               AGE            AND PRINCIPAL OCCUPATION             DIRECTOR SINCE
    ------------------------------  ---  ---------------------------------------------  --------------
    LeRoy T. Carlson, Jr..........  50   Director and President of the Company (chief        1968
                                          executive officer)
    Donald C. Nebergall...........  68   Director and Consultant to the Company and          1977
                                          other companies
    Murray L. Swanson.............  55   Director and Executive Vice President-Finance       1983
                                          of the Company (chief financial officer)
    James Barr III................  57   Director of the Company and President of TDS        1990
                                          Telecommunications Corporation

    LeRoy T. Carlson, Jr., has been the Company's President and chief executive officer for more than five years. Mr. LeRoy T. Carlson, Jr. is also Chairman and a director of AERL, TDS Telecom, United States Cellular Corporation [AMEX:
"USM"], a subsidiary of the Company which operates and invests in cellular telephone companies and properties, and American Paging, Inc. [AMEX: "APP"], a subsidiary of the Company which provides radio paging services. Mr. LeRoy T. Carlson, Jr. is the son of Mr. LeRoy T. Carlson, and the brother of Mr. Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

    Donald C. Nebergall has been a consultant to the Company and other companies since 1988. Mr. Nebergall was Vice President of The Chapman Company, a registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988. Prior to that, he was the Chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its President from 1972 to 1982.

    Murray L. Swanson has been the Company's Executive Vice President-Finance and chief financial officer for more than five years. Mr. Swanson is also a director of USM, AERL, APP and TDS Telecom.

    James Barr III has been the President and chief executive officer of TDS Telecom for more than five years. Mr. Barr is also a director of AERL and APP.

    Messrs. Carlson, Nebergall and Swanson were elected by the Series A Group. Mr. Barr was elected by the Common Share Group.

                  CLASS III DIRECTORS--TERMS TO EXPIRE IN 1999

    The following persons were elected at the Annual Meeting of Shareholders on May 17, 1996, to serve as Class III directors for three years or until their successors are elected and qualified:

                                                       POSITION WITH TDS                  SERVED AS
                 NAME               AGE            AND PRINCIPAL OCCUPATION             DIRECTOR SINCE
    ------------------------------  ---  ---------------------------------------------  --------------
    LeRoy T. Carlson..............  80   Director and Chairman of the Company                1968
    Walter C.D. Carlson...........  43   Director of the Company and Partner, Sidley &       1981
                                          Austin, Chicago, Illinois
    Letitia G.C. Carlson..........  36   Director of the Company, Medical Doctor and         1996
                                          Assistant Professor, George Washington
                                          University Medical Center
    Herbert S. Wander.............  62   Director of the Company and Partner, Katten,        1968
                                          Muchin & Zavis, Chicago, Illinois

    Messrs. LeRoy T. Carlson, Walter C.D. Carlson and Herbert S. Wander have had the principal occupations indicated for more than five years. Dr. Letitia G.C. Carlson has been an Assistant Professor at George Washington University Medical Center since 1992. Between 1990 and 1992, she was a Primary Care Fellow at George Washington University Medical Center.

    Mr. LeRoy T. Carlson is the father of Messrs. LeRoy T. Carlson, Jr. and Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

    Messrs. LeRoy T. Carlson and Walter C.D. Carlson and Dr. Letitia G.C. Carlson were elected by the Series A Group. Mr. Wander was elected by the Common Share Group.

    The law firms of Sidley & Austin and Katten, Muchin & Zavis provided legal services to TDS in 1996.

COMMITTEES AND MEETINGS

    The Board of Directors of the Company held nine meetings during 1996. Each person who was a director during all of 1996 attended at least 75% of the meetings of the Board of Directors.

    The Board of Directors does not have a formal nominating committee.

    The Audit Committee of the Board of Directors, among other things, determines audit policies, reviews external and internal audit reports and reviews recommendations made by the Company's internal auditing staff and independent public accountants. The current members of the Audit Committee are:
Messrs. Walter C.D. Carlson (Chairman), George W. Off and Herbert S. Wander. The committee met three times during 1996. Each person who was a committee member during all of 1996 attended all of the meetings of the Audit Committee in 1996, except Mr. Wander, who attended two of the meetings.

    The Stock Option Compensation Committee approves the annual salary, bonus and other cash compensation for the President, considers and approves long-term compensation for executive officers and considers and recommends to the Board of Directors any changes to long-term compensation plans or policies. The current members of the Stock Option Compensation Committee are: Mr. George W. Off (Chairman) and Dr. Letitia G.C. Carlson. The Committee had one meeting in 1996, which was attended by all members of such committee. All other actions in 1996 by the Stock Option Compensation Committee were taken by unanimous written consent.

    The primary function of the Compensation Committee is to approve the annual salary, bonus and other cash compensation of officers and key employees of TDS other than the President. The sole member of the Compensation Committee is LeRoy
T. Carlson, Jr., President of TDS. All actions of the Compensation Committee are taken by written consent.

                               EXECUTIVE OFFICERS

    In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of the Company and its subsidiaries who may be deemed to be executive officers of the Company for disclosure purposes under the rules of the Securities and Exchange Commission. Unless otherwise indicated, the position held is an office of the Company.

                                   NAME                                      AGE                      POSITION
---------------------------------------------------------------------------  ---   -----------------------------------------------
H. Donald Nelson...........................................................  63    President of United States Cellular Corporation
Donald W. Warkentin........................................................  41    President of Aerial Communications, Inc.
Terrence T. Sullivan.......................................................  52    President of American Paging, Inc.
Michael K. Chesney.........................................................  41    Vice President-Corporate Development
George L. Dienes...........................................................  66    Vice President-Corporate Development
C. Theodore Herbert........................................................  61    Vice President-Human Resources
Karen M. Stewart...........................................................  39    Vice President-Investor Relations
Ronald D. Webster..........................................................  47    Vice President and Treasurer
Byron A. Wertz.............................................................  50    Vice President-Corporate Development
Gregory J. Wilkinson.......................................................  46    Vice President and Controller
Scott H. Williamson........................................................  45    Vice President-Acquisitions
Michael G. Hron............................................................  52    Secretary

    H. Donald Nelson has served as a director and the President and Chief Executive Officer of USM for more than five years.

    Donald W. Warkentin was appointed a director and President of AERL in 1995. Prior to that time Mr. Warkentin was Vice President of Multimedia Marketing for US West Communications from 1994 to 1995. Before that, Mr. Warkentin was Head of Marketing for Mercury One-2-One in the United Kingdom, the world's first major market PCS venture.

    Terrence T. Sullivan was appointed a director and President of APP in September 1996. Prior to that, Mr. Sullivan was Vice President - Finance (CFO) & Treasurer of APP since January 1996. Prior to that time, Mr. Sullivan was Vice President of Finance and Administration, CFO and Treasurer of Microelectronics and Computer Technology Corporation, a consortium which conducts research and development, from February 1995 to January 1996. Before that, Mr. Sullivan was Vice President of Finance, Administration and Contract Programs of Minnesota Supercomputer Center, Inc., which provides remote supercomputing services and software, for more than five years.

    Michael K. Chesney was appointed a Vice President-Corporate Development of the Company in 1994. Prior to that he was Director of Corporate Development of the Company for more than five years.

    George L. Dienes has been a Vice President-Corporate Development of the Company for more than five years.

    C. Theodore Herbert has been Vice President-Human Resources of the Company for more than five years.

    Karen M. Stewart was appointed Vice President-Investor Relations in July 1995. Prior to that, she was Assistant Controller-External Reporting of the Company between November 1994 and July 1995. Before that, Ms. Stewart was Director-Financial Reporting of the Company between January 1991 and November 1994.

    Ronald D. Webster was appointed a Vice President of the Company in 1993. He has been the Treasurer of the Company for more than five years.

    Byron A. Wertz was appointed a Vice President-Corporate Development of the Company in 1994. Prior to that he was Director-Telecommunications Development of the Company for more than five years. Mr. Wertz is the nephew of LeRoy T. Carlson and the cousin of each of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Letitia G.C. Carlson.

    Gregory J. Wilkinson was appointed a Vice President of the Company in 1993. He has been the Controller of the Company for more than five years.

    Scott H. Williamson was appointed Vice President-Acquisitions of the Company in November 1995. Prior to that time he was Vice President, Corporate Development, of FMC Corporation, a manufacturer of machinery and chemicals, between 1993 and 1995. Before that, Mr. Williamson was Vice President of Acquisitions and Development of Itel Corporation, a diversified holding company, for more than five years.

    Michael G. Hron has been the Secretary of the Company for more than five years. He has been a partner at the law firm of Sidley & Austin for more than five years.

    All of TDS's executive officers devote substantially all of their time to the Company or its subsidiaries, except for Michael G. Hron, who is a practicing attorney.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

    The following table summarizes the compensation paid by TDS to the President and chief executive officer of TDS and certain other executive officers of the Company and its subsidiaries other than the chief executive officer. Due to the fact that certain 1996 bonuses have not yet been finalized, the Company is reporting the five most highly compensated executive officers in addition to the President and chief executive officer.

                         SUMMARY COMPENSATION TABLE (1)

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                       ANNUAL COMPENSATION    ---------------------
                                      ---------------------   SECURITIES UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR  SALARY(2)   BONUS(3)       OPTIONS/SARS(4)       COMPENSATION(5)
------------------------------  ----  ---------   ---------   ---------------------   -----------------
LeRoy T. Carlson .............  1996   $347,000    $ 71,250            9,367               $68,467
 Chairman                       1995   $317,000    $120,000            9,476               $65,215
                                1994   $290,000    $ 95,000           36,050               $62,848

LeRoy T. Carlson, Jr .........  1996   $440,000    $ --               13,233               $22,047
 President (chief executive     1995   $390,000    $140,000           13,114               $20,883
 officer)                       1994   $350,000    $115,000           47,100               $18,877

Murray L. Swanson ............
 Executive Vice President-      1996   $293,000    $ 82,500            4,899               $35,378
 Finance (chief financial       1995   $269,000    $110,000            4,563               $30,327
 officer)                       1994   $241,000    $ 82,000           18,500               $23,995

James Barr III ...............
 President of TDS               1996   $295,512    $ 77,572         --                     $35,214
 Telecommunications             1995   $267,500    $100,000         --                     $33,274
 Corporation                    1994   $242,500    $103,100         --                     $28,656

H. Donald Nelson(6) ..........  1996   $306,672    $ 83,000            8,560               $26,748
 President of United States     1995   $274,712    $140,180            9,736               $31,803
 Cellular Corporation           1994   $245,726    $110,000           28,414               $21,615

Donald W. Warkentin(7) .......  1996   $238,996    $264,372         --                     $12,682
 President of Aerial            1995   $103,788    $ 56,000           19,500               $95,411
 Communications, Inc.           1994     --          --             --                     --

------------

(1) Does not include the discount amount under any dividend reinvestment plan or any employee stock purchase plan since such plans are generally available to all eligible shareholders or salaried employees, respectively. Does not include the value of any perquisites and other personal benefits, securities or property, since the aggregate amount of such compensation is less than the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officers above.

(2) Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year identified.

(3) Represents the dollar value of bonus (cash and non-cash) earned by the named executive officer for 1995 and 1994. Final bonuses for 1996 have not yet been determined for all executive officers. The amounts listed above for Messrs. LeRoy T. Carlson, Swanson, Barr and Nelson represent partial advances of the 1996 bonus. See "Executive Officer Compensation Report."

(4) Represents the number of TDS Common Shares subject to stock options ("Options") and/or stock appreciation rights ("SARs") awarded during the fiscal year identified, except for H. Donald Nelson, in which case the amount represents the number of USM shares subject to Options and/or SARs awarded during the fiscal year identified. Unless otherwise indicated by footnote, the awards represent Options without tandem SARs. Mr. Warkentin was originally granted Options with respect to 32,500 TDS Common Shares in 1995. However, in February 1997, he agreed to the cancellation of Options with respect to 13,000 TDS Common Shares in partial consideration for Options with respect to 106,883 AERL Common Shares.

(5) Includes contributions by the Company for the benefit of the named executive officer under the TDS Tax-Deferred Savings Plan ("TDSP"), the TDS Employees' Pension Trust or the TDS Wireless Companies' Pension Plan ("Pension Plan"), including earnings accrued under a related supplemental benefit agreement, and the TDS Supplemental Executive Retirement Plan ("SERP"), and the taxable dollar value of any insurance premiums paid during the covered fiscal year with respect to term life insurance for the benefit of the named executive ("Life Insurance"), as indicated below for 1996:

             LEROY T. CARLSON   LEROY T. CARLSON, JR.   MURRAY L. SWANSON   JAMES BARR III   H. DONALD NELSON   DONALD W. WARKENTIN
             ----------------   ---------------------   -----------------   --------------   ----------------   -------------------
TDSP.......      $ 1,800               $ 1,800               $ 1,800           $     1,800       $ 3,000              $ 3,000
Pension
 Plan......       20,319                 7,539                11,984                13,061         7,119                7,119
SERP.......       30,000                10,429                18,016                16,939        13,340                2,157
Life
Insurance...      16,348                 2,279                 3,578                 3,414         3,289                  406
                --------              --------              --------        --------------      --------             --------
   Total...      $68,467               $22,047               $35,378           $    35,214       $26,748              $12,682
                --------              --------              --------        --------------      --------             --------
                --------              --------              --------        --------------      --------             --------

(6) All of Mr. Nelson's compensation is paid by USM. Mr. Nelson's annual compensation is approved by LeRoy T. Carlson, Jr., the Chairman of USM, and Mr. Nelson's long-term compensation is approved by the stock option compensation committee of USM.

(7) Mr. Warkentin was originally hired by TDS in 1995 but is now an employee of AERL. As an employee of AERL, Mr. Warkentin's annual compensation will be approved by LeRoy T. Carlson, Jr., the Chairman of AERL, and Mr. Warkentin's long-term compensation will be approved by the stock option compensation committee of AERL. Mr. Warkentin's 1996 bonus includes a $150,000 signing bonus on the one-year anniversary date of his employment by AERL. "All Other Compensation" for Mr. Warkentin in 1995 includes the reimbursement of moving expenses of $95,411, related to his relocation to Chicago to serve as President of AERL.

GENERAL INFORMATION REGARDING OPTIONS AND SARS

    The following tables show, as to the executive officers who are named in the Summary Compensation Table, information regarding Options and/or SARs.

                      INDIVIDUAL OPTION/SAR GRANTS IN 1996

                                                                                                    POTENTIAL REALIZABLE VALUE
                                NUMBER OF                                                           AT ASSUMED ANNUAL RATES OF
                               SECURITIES       % OF TOTAL                                           STOCK PRICE APPRECIATION
                               UNDERLYING      OPTIONS/SARS                                            FOR OPTION TERMS(4)
                              OPTIONS/SARS      GRANTED TO      EXERCISE    MARKET    EXPIRATION    --------------------------
            NAME               GRANTED(1)      EMPLOYEES(2)      PRICE     PRICE(3)      DATE         0%       5%       10%
----------------------------  -------------   ---------------   --------   --------   -----------   ------  --------  --------
LeRoy T. Carlson(5).........       9,367           12.7%          $ 47.60    $ 47.60   12/15/06       --    $298,340  $767,047

LeRoy T. Carlson, Jr.(5)....      13,233           18.0%          $ 47.60    $ 47.60   12/15/06       --    $421,473  $1,083,626

Murray L. Swanson(5)........       4,899            6.7%          $ 47.60    $ 47.60   12/15/06       --    $156,034  $401,170

James Barr..................      --              --              --         --           --          --       --        --

H. Donald Nelson
  USM 1995 Performance
   Options(6)...............       7,960                          $ 34.60    $ 34.60    5/1/06      $ --    $173,208  $438,942
  USM 1991 Options(7).......         600                          $ 15.67    $ 27.03    11/1/97      6,816     8,262     9,760
                              -------------                                                         ------  --------  --------
    Total...................       8,560           12.0%                                            $6,816  $181,470  $448,702
                              -------------                                                         ------  --------  --------
                              -------------                                                         ------  --------  --------
Donald W. Warkentin(5)......       8,713           11.9%          $ 47.60    $ 47.60   12/15/06       --    $277,510  $713,492

------------

(1) Represents the number of TDS shares underlying Options awarded during the year, except in the case of H. Donald Nelson, in which case the amount represents the number of USM Shares underlying Options/SARs awarded during the fiscal year.

(2) Represents the percent of total TDS shares underlying Options awarded to all TDS employees during the fiscal year, except for H. Donald Nelson, in which case the percentage represents the percent of total USM shares underlying the total Options awarded to all USM employees during the fiscal year.

(3) Represents the fair market value of shares as of the award date.

(4) Represents the potential realizable value of each grant of Options, assuming that the market price of the shares underlying the Options appreciates in value from the award date to the end of the Option term at the indicated annualized rates.

(5) Pursuant to the Company's 1994 Long-Term Incentive Plan, on May 1, 1996, such named executive officers were granted options (the "Performance Options") to purchase Common Shares based on the achievement of certain levels of corporate and individual performance in 1995 as contemplated by the 1994 Long-Term Incentive Plan. The purchase price per Common Share subject to the Performance Options is the average of the closing price of the Common Shares on the American Stock Exchange for the 20 trading days ended on the trading day immediately preceding April 30, 1996. The Performance Options became exercisable on December 15, 1996.

(6) The USM 1995 Performance Options were awarded to Mr. Nelson under the USM 1994 Long-Term Incentive Plan as of May 1, 1996 and became exercisable on December 15, 1996.

(7) On February 1, 1991, H. Donald Nelson received an award of Options for USM shares which could vary, based on performance, between 80% and 120% of a targeted amount. The minimum amount scheduled to become exercisable is 1,200 USM shares in each year on February 1, 1992 through February 1, 1997. Each year during such period an additional number of USM shares, up to an additional 600 shares, may be awarded based on performance for the prior year. The exercise price of the Options is equal to the average market price of USM Common Shares for the 20 consecutive trading days ending on the original grant date of February 1, 1991.

AGGREGATED OPTION/SAR EXERCISES IN 1996, AND DECEMBER 31, 1996 OPTION/SAR VALUE

                                                                                       AS OF DECEMBER 31, 1996
                                                                      ---------------------------------------------------------
                                                    1996                 NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                          -------------------------     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                            SHARES                          OPTIONS/SARS(3)               OPTIONS/SARS(4)
                                          ACQUIRED ON      VALUE      ---------------------------   ---------------------------
      NAME                                EXERCISE(1)   REALIZED(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------                          -----------   -----------   -----------   -------------   -----------   -------------
LeRoy T.          1995 Performance
 Carlson........  Options(5)                                             9,367         --           $   --          $ --
                  1994 Performance
                   Options(6)                                            9,476         --               --            --
                  1994 Automatic
                   Options(7)                                           21,630         14,420           --            --
                                                                      -----------   -------------   -----------   -------------
                  Total                                                 40,473         14,420       $   --          $ --
                                                                      -----------   -------------   -----------   -------------
                                                                      -----------   -------------   -----------   -------------

LeRoy T.          1995 Performance
 Carlson, Jr....  Options(5)                                            13,233         --           $   --          $ --
                  1994 Performance
                   Options(6)                                           13,114         --               --            --
                  1994 Automatic
                   Options(7)                                           28,260         18,840           --            --
                  1988 Options(8)                                       63,750         25,500        1,379,550       551,820
                                                                      -----------   -------------   -----------   -------------
                  Total                                                118,357         44,340       $1,379,550      $551,820
                                                                      -----------   -------------   -----------   -------------
                                                                      -----------   -------------   -----------   -------------

Murray L.         1995 Performance
 Swanson........  Options(5)                                             4,899         --           $   --          $ --
                  1994 Automatic
                   Options(6)                                            4,563         --               --            --
                  1994 Performance
                   Options(7)                                           11,100          7,400           --            --
                  1987 Options(9)            3,375       $133,110        --             3,375           --            94,298
                                                                      -----------   -------------   -----------   -------------
                  Total                                                 20,562         10,775       $   --          $ 94,298
                                                                      -----------   -------------   -----------   -------------
                                                                      -----------   -------------   -----------   -------------
James Barr III..  1990 Options(10)                                      12,000          8,000       $   --          $ --
                                                                      -----------   -------------   -----------   -------------
                                                                      -----------   -------------   -----------   -------------
H. Donald         USM 1995 Performance
 Nelson.........   Options(11)                                           7,960         --           $   --          $ --
                  USM 1994 Performance
                   Options(12)                                           9,136         --               --            --
                  USM 1994 Automatic
                   Options(13)                                          16,920         11,280           --            --
                  USM 1991 Options(14)                                   8,438          1,800          102,986        21,969
                  USM SARs(15)                                          19,200         16,800          247,200       216,300
                                                                      -----------   -------------   -----------   -------------
                  Total                                                 61,654         24,880       $  350,186      $238,269
                                                                      -----------   -------------   -----------   -------------
                                                                      -----------   -------------   -----------   -------------
Donald W.         1995 Performance
 Warkentin......  Options(5)                                             8,713         --           $   --          $ --
                  1995 Automatic
                   Options(16)                                          13,000          6,500           --            --
                                                                      -----------   -------------   -----------   -------------
                  Total                                                 21,713          6,500       $   --          $ --
                                                                      -----------   -------------   -----------   -------------
                                                                      -----------   -------------   -----------   -------------

------------

 (1) Represents the number of TDS Common Shares with respect to which the Options or SARs were exercised.

 (2) Represents the aggregate dollar value realized upon exercise, based on the difference between the exercise price and the average of the high and low price of the shares on the date of exercise.

 (3) Represents the number of TDS Common Shares subject to Options and/or SARs, except for H. Donald Nelson, in which case the information is presented with respect to USM shares.

 (4) Represents the aggregate dollar value of in-the-money, unexercised Options and SARs held at the end of the fiscal year, based on the difference between the exercise price and $36.25, the closing price of TDS Common Shares or, with respect to H. Donald Nelson, $27.875, the closing price of USM Common Shares, on December 31, 1996.

 (5) Such Options became exercisable on December 15, 1996 and are exercisable until December 15, 2006 at the exercise price of $47.60 per share.

 (6) Such Options became exercisable on December 15, 1995, and are exercisable until May 1, 2005 at the exercise price of $38.12 per share.

 (7) Such Options become exercisable in annual increments of 20% on each of December 15, 1994 and on the first through the fourth anniversaries of such date, and are exercisable until November 4, 2004 at the exercise price of $47.59 per share.

 (8) Options for a total of 127,500 shares were granted on March 14, 1988 to become exercisable with respect to 12,750 shares on March 14 of each year between 1989 through 1998. Options for a total of 38,250 shares have been exercised prior to 1996. The unexercised 1988 Options are exercisable until March 14, 1999 at the exercise price of $14.61 per share.

 (9) Options for a total of 33,750 shares were granted on February 15, 1987, to become exercisable with respect to 3,375 shares on February 25 of each year between 1988 through 1997. Options for a total of 27,000 shares were exercised prior to 1996. Options for 3,375 shares were exercised in 1996. The value realized is equal to the product of the number of shares exercised and the difference between the exercise price of $8.31 and $47.75, the fair market value of the Common Shares on April 8, 1996, the exercise date. The remaining Options with respect to 3,375 shares became exercisable on February 25, 1997, and expire on February 25, 1998.

(10) The 1990 Options were granted on January 15, 1990 to become exercisable with respect to 2,000 shares on January 15 of each year between 1991 through 2000, and are exercisable until January 15, 2001 at the exercise price of $40.00 per share.

(11) The USM 1995 Performance Options became exercisable on December 15, 1996 and are exercisable until May 1, 2006 at the exercise price of $34.60 per share.

(12) The USM 1994 Performance Options became exercisable on December 15, 1995 and are exercisable until May 1, 2005 at the exercise price of $29.33 per share.

(13) The USM 1994 Automatic Options become exercisable in annual increments of 20% on each of December 15, 1994, and on the first through the fourth anniversaries of such date, and are exercisable until November 9, 2004 at the exercise price of $32.25 per share.

(14) The USM 1991 Options are exercisable until November 1, 1997 at the exercise price of $15.67 per share.

(15) The USM SARs were granted in 1988 and are exercisable at the exercise price of $15.00 per share.

(16) In 1995, Mr. Warkentin was awarded Options for 32,500 TDS Common Shares at an exercise price of $37.20. Such Options were originally scheduled to become exercisable with respect to 6,500 TDS Common Shares on December 15 of 1995, 1996, 1997, 1998 and 1999. However, in February 1997, in partial consideration for the grant of Options for 106,883 AERL Common Shares at an exercise price equal to AERL's initial public offering price of $17.00 per share, Mr. Warkentin agreed to the cancellation of Options with respect to a total of 13,000 TDS Common Shares which would have become exercisable on December 15, 1998 and 1999.

PENSION PLANS AND SUPPLEMENTAL BENEFIT AGREEMENTS

    The Telephone and Data Systems, Inc. Employees' Pension Trust (the "TDS Pension Plan") is a defined contribution plan designed to provide retirement benefits for eligible employees of the Company and certain of its affiliates which adopt the TDS Pension Plan. Annual employer contributions based upon actuarial assumptions are made under a formula designed to fund a target pension benefit for each participant commencing generally upon the participant's attainment of retirement age. The amounts of the annual contributions are included above in the Summary Compensation Table under "All Other Compensation."

    USM and AERL have adopted the Telephone and Data Systems, Inc. Wireless Companies' Pension Plan (the "Wireless Pension Plan"). The Wireless Pension Plan, a qualified noncontributory defined contribution pension plan, provides pension benefits for USM and AERL employees. Under the Wireless Pension Plan, pension costs are calculated separately for each participant and are funded currently. The amounts of the annual contributions for Messrs. H. Donald Nelson and Donald W. Warkentin are included above in the Summary Compensation Table under "All Other Compensation."

    The TDS Supplemental Executive Retirement Plan ("SERP") provides supplemental benefits under the TDS Pension Plan and the Wireless Pension Plan. The SERP was established to offset the reduction of benefits caused by the limitation on annual employee compensation under the Internal Revenue Code. The SERP is a nonqualified deferred compensation plan and is intended to be unfunded. The amounts of the accruals for the benefit of the named executive officers are included above in the Summary Compensation Table under "All Other Compensation."

    In 1980, TDS entered into a nonqualified supplemental benefit agreement with LeRoy T. Carlson which, as amended, requires TDS to pay a supplemental retirement benefit to Mr. Carlson, in the amount of $47,567 plus interest at a rate equal to 1/4% under the prime rate for the period from May 15, 1981 (the date of Mr. Carlson's 65th birthday) to May 31, 1992, in five annual installments beginning June 1, 2001, plus interest at 9 1/2% compounded semi-annually from June 1, 1992. The agreement was entered into because certain amendments made to the TDS Pension Plan in 1974 had the effect of reducing the amount of retirement benefits which Mr. Carlson would receive under the TDS Pension Plan. The payments to be made under the agreement, together with the retirement benefits under the TDS Pension Plan, were designed to permit Mr. Carlson to receive approximately the same retirement benefits he would have received if the TDS Pension Plan had not been amended. All of the interest accrued under this agreement is included above in the Summary Compensation Table under "All Other Compensation" and identified in footnote 5 thereto as contributions under the TDS Pension Plan.

    In 1988, USM entered into a nonqualified supplemental benefit agreement with
H. Donald Nelson which requires USM to pay a supplemental retirement benefit to Mr. Nelson. The agreement was entered into because Mr. Nelson's employment with TDS was terminated upon the completion of the initial public offering of USM Common Shares in 1988 and, as a result, he was no longer eligible to participate in the TDS Pension Plan. Under the supplemental benefit agreement, USM is obligated to pay Mr. Nelson an amount equal to the difference between the retirement benefit he will receive from the TDS Pension Plan and that which he would have received had he continued to work for TDS, less any amounts which he is entitled to receive under any other qualified pension plan (such as the Wireless Pension Plan). USM will pay any such benefit at the same time as Mr. Nelson receives payments from the TDS Pension Plan. The actual benefits payable to Mr. Nelson upon retirement will be based upon the facts that exist at the time and will be determined actuarially. Since the nature of this agreement is a defined benefit arrangement, no amounts related thereto are included above in the Summary Compensation Table.

    In 1996, AERL entered into a nonqualified supplemental benefit agreement with Donald W. Warkentin which requires AERL to pay a supplemental retirement benefit to Mr. Warkentin. The agreement was entered into because Mr. Warkentin's employment with TDS was terminated as a result of the completion of the initial public offering of AERL Common Shares in 1996 and, as a result, he was no longer eligible to participate in the TDS Pension Plan. Under the supplemental benefit agreement, AERL is obligated to pay Mr. Warkentin an amount equal to the difference between the retirement benefit he will receive from the TDS Pension Plan and that which he would have received had he continued to work for TDS, less any amounts which he is entitled to receive under any other qualified defined benefit or money purchase pension plan (such as the Wireless Pension
Plan). AERL will pay any such benefit at the same time as Mr. Warkentin receives payments from the TDS Pension Plan. The actual benefits payable to Mr. Warkentin upon retirement will be based upon the facts that exist at the time and will be determined actuarially. Since the nature of this agreement is a defined benefit arrangement, no amounts related thereto are included above in the Summary Compensation Table.

DEFERRED COMPENSATION AGREEMENTS

    Mr. H. Donald Nelson is a party to an Executive Deferred Compensation Agreement, pursuant to which Mr. Nelson will have a specified percentage of gross compensation deferred and credited to a Deferred Compensation Account. The Deferred Compensation Account will be credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate plus 1.25 percentage points until the Deferred Compensation Amount is paid to Mr. Nelson.

SALARY CONTINUATION AND CONSULTING AGREEMENT

    The Company has entered into an agreement with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by the Company as a part-time consultant (for not more than 60 hours in any month) until his death or disability.

Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, the Company can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of his employment or the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. The Company may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of the Company within the continental United States. No amounts were paid or payable under this agreement in 1996, 1995 or 1994, and no amounts related thereto are included above in the Summary Compensation Table.

SIGNING LETTER AGREEMENT WITH DONALD W. WARKENTIN

    Pursuant to a signing letter agreement with Donald W. Warkentin, the Company has agreed, among other things, to pay Mr. Warkentin (i) an annual salary of $200,000 in 1995, with an increase to $220,000 effective January 1, 1996; (ii) a $150,000 signing bonus payable on his first anniversary date; (iii) a 1995 guaranteed bonus of $40,000 and a maximum bonus of $60,000; and (iv) a target bonus opportunity of 35% of base salary, starting in 1996.

COMPENSATION OF DIRECTORS

    Prior to July 23, 1996, non-employee directors of the Company received an annual fee of $12,000 plus $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each audit committee meeting. All directors were also reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of committees of the Board of Directors.

    Effective July 23, 1996, the Board of Directors adopted a Compensation Plan (the "Non-Employee Directors' Plan") for non-employee directors ("Non-Employee Directors"). A Non-Employee Director is a director of the Company who is not an employee of the Company, USM, AERL, APP or TDS Telecom ("Affiliates"). The purpose of the Non-Employee Directors' Plan is to provide for reasonable compensation to non-employee directors in connection with their services to the Company, in order to induce qualified persons to become and serve as non-employee members of the Board of Directors.

    The Non-Employee Directors' Plan provides that, effective for the twelve month period ending at the time of the Company's 1997 annual meeting, each Non-Employee Director will receive an annual director's fee of $24,000; and each director of the Company who is not an employee of any Affiliate will continue to receive a fee of $1,000, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with travel, for attendance at each regularly scheduled or special meeting of the Board of Directors. The Non-Employee Directors' Plan also provides that, effective as of July 23, 1996, each director of the Company who is not an employee of any Affiliate will receive a fee of $750, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with travel, for attendance at each meeting of the Audit Committee, Compensation Committee, or other committee established by resolution of the Board of Directors.

    Under the Non-Employee Directors' Plan, an amount equal to 50% of the annual director's fee will be paid immediately prior to the Company's Annual Meeting of Shareholders by the delivery of Common Shares of the Company having a fair market value as of the date of payment equal to such percentage of the annual fee. In addition, under the Non-Employee Directors' Plan, an amount equal to 33% of each committee meeting's fee will be accumulated and paid immediately prior to the Company's Annual Meeting of Shareholders by the delivery of Common Shares of the Company having a fair market value as of the date of payment equal to such percentage of such fee. The Company has reserved 15,000 Common Shares of the Company for issuance pursuant to the Non-Employee Directors' Plan.

    Donald C. Nebergall, a director of the Company, also received $20,000 as a bonus for services in 1995 and $133,800 for consulting services provided to the Company in 1996 and was reimbursed for out-of-pocket expenses incurred in connection with such services.

    In addition, the Company pays life insurance premiums on behalf of directors. Except for such life insurance premiums, directors who are also employees of the Company or any Affiliate do not receive any additional compensation for services rendered as directors.

EXECUTIVE OFFICER COMPENSATION REPORT

    This report is submitted by LeRoy T. Carlson, Jr., President, who serves as the Compensation Committee of the Board of Directors for all executive officers of the Company other than the President, and by the TDS Stock Option Compensation Committee of the Board of Directors, which approves all compensation for the President and approves long-term compensation to executive officers who are employees of the Company. Long-term compensation for H. Donald Nelson is approved by the stock option compensation committee of USM (as described in its report in the proxy statement of USM), and long-term compensation for Donald W. Warkentin is approved by the stock option compensation committee of AERL (as described in its report in the proxy statement of AERL).

    The Company's compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of the Company. The Company's policies are based on the belief that the incentive compensation performance goals for executive officers should be based on factors over which such officers have control and which are important to the Company's long-term success. It is also believed that compensation paid should be appropriate in relation to the financial performance of the Company and should be sufficient to enable the Company to attract and retain individuals possessing the talents required for the Company's long-term successful performance.

    Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and an annual bonus. The Company evaluates the annual compensation of each executive officer on an aggregate basis by combining the base salary and bonus, and also evaluates the level of the base salary and the bonus separately. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his position, particularly with regard to the President (chief executive officer). Long-term compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value. Long-term compensation is generally provided through the grant of stock options.

    The process of determining base salary begins with establishing an appropriate salary range for each officer. Each officer's range is based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. These other companies include the companies included in the peer group index described below under "Stock Performance Chart," as well as other companies in the telecommunications industry and other industries with similar characteristics, to the extent considered appropriate in the judgment of the President, based on similar size, function, geography or otherwise. No written or formal list of specific companies is prepared. Instead, as discussed below, the President is provided with various sources of information about executive compensation at other companies, such as compensation reported in proxy statements of comparable companies and salary surveys published by various organizations. The President uses these sources and makes a personal determination of appropriate sources, companies and ranges for each executive officer. The base salary of each officer is set within a range considered appropriate in the judgment of the President based on an assessment of the particular responsibilities and performance of such officer, taking into account the performance of the Company and/or its business units or divisions, other comparable companies, the industry and the economy in general during the immediately preceding year. The President makes a personal determination of the appropriate range based on the total mix of information available to him. The range considered to be relevant by the President is based on his informed judgment, using the information provided to him by the Vice President of Human Resources, as discussed below. The range is not based on any formal analysis nor is there any documentation of the range which the President considers relevant in making his compensation decisions. The salary of the executive officers is believed to be at slightly above the median of the range considered to be relevant in the judgment of the President.

    Annually, the nature and extent of each executive officer's major accomplishments and contributions for the year are determined through written information prepared by the executive and by others familiar with his performance, including the executive's direct supervisor. With regard to all executive officers other than the President, the President evaluates the information in terms of the personal objectives given by the President or other direct supervisor to such executive officer for the performance appraisal period. The President also makes an assessment of how well the Company did as a whole during the year and the extent to which the President believes the executive officer contributed to the results. With respect to executive officers having primary responsibility over a certain business unit or division of the Company, the President considers the performance of the business unit or division and makes an assessment of the contribution of the executive officer thereto. No specific measures of performance are considered determinative in the compensation of executive officers. Instead, all of the facts and circumstances are taken into consideration by the President in his executive compensation decisions. Ultimately, it is the informed judgment of the President that determines an executive's salary and bonus, this being based on the total mix of information rather than on any specific measures of performance.

    The primary focus of the Company is increasing long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. In 1996, revenues increased 27%, customer units in service increased 22%, operating cash flow increased 19% and operating income increased 17%. Although the increases in 1996 in such measures of performance are commendable and sufficient to warrant commensurate increases in compensation of executive officers, as discussed above, there is no quantifiable or direct relationship between compensation and such or any other measures of performance. Instead, such compensation decisions are made subjectively considering such performance measures, as well as all other facts and circumstances in general terms.

    Other than for the President of TDS, the President of TDS approves annual compensation for executive officers of TDS and each of its business units or divisions. The Vice President-Human Resources accumulates and prepares various materials, including relevant base pay and bonus information, for the annual compensation reviews of executive officers. These materials are reviewed by the President along with various performance evaluation information. The President will determine the bonus for 1996 and base salary for 1997 for all executives other than himself. The Company has no written or formal corporate bonus plan. The bonuses for corporate executive officers are determined by the President based on his evaluation of each executive's contribution to the Company, the achievement of individual objectives, the performance of the Company and/or its business units and divisions and all other facts and circumstances considered relevant in his judgment. The President has not yet taken action to approve the final 1996 bonuses or the 1997 base salaries for these executives. Due to the fact that certain 1996 bonuses had not been determined as of the end of 1996, the President approved advance bonus payments for 1996 to certain executive officers, other than the President of TDS. The amounts approved for the named executives are listed above in the Summary Compensation Table.

    The annual compensation of the President (chief executive officer) of the Company, is proposed by the President to the Stock Option Compensation Committee of the Board of Directors, and approved or adjusted by the Stock Option Compensation Committee. In addition to the factors described above for all executive officers in general, the Vice President-Human Resources prepares an analysis of compensation paid to chief executive officers of other comparable companies. These other companies include the companies included in the peer group index described below under "Stock Performance Chart," as well as other companies in the telecommunications industry and other industries with similar characteristics, to the extent considered appropriate in the judgment of the President, based on similar size, function, geography or otherwise. This information is presented to the President who recommends a base salary and bonus level for himself. The Stock Option Compensation Committee approves the final base salary and bonus of the President based on the recommendation of the President. The Stock Option Compensation Committee approved a 1995 bonus of $140,000 for the President, representing 36% of his base salary, and increased his 1996 base salary to $440,000, representing an increase of $50,000 or 12.8% over his base salary of $390,000 in 1995. The Stock Option Compensation Committee has not yet approved the President's bonus for 1996, or the President's base salary for 1997.

    As with the other executive officers, the compensation of the President is based on all facts and circumstances and the total mix of information rather than related to any specific measures of performance. The Stock Option Compensation Committee has access to numerous performance measures and financial statistics prepared by the Company's financial personnel. This financial information includes the audited financial statements of the Company, as well as internal financial statements such as budgets and their results, operating statistics and various analyses. The Stock Option Compensation Committee is not limited in its analysis to the information presented to it by the President or available from financial personnel, and may consider other factual or subjective factors as the members of such committee deem appropriate in their compensation decisions. No specific measures of performance are considered determinative in the compensation of the President. Instead, all of the facts and circumstances are taken into consideration by the Stock Option Compensation Committee in its executive compensation decisions. Ultimately, it is the informed judgment of the Stock Option Compensation Committee, based on the recommendation of the President, that determines the salary and bonus for the President, this being based on the total mix of information rather than on any specific measures of performance.

    As discussed above for the other executive officers, the primary focus of the Company is increasing long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. In 1996, revenues increased 27%, customer units in service increased 22%, operating cash flow increased 19% and operating income increased 17%. Although the increases in 1996 in such measures of performance are commendable and sufficient to warrant commensurate increases in compensation of the President, as discussed above, there is no quantifiable or direct relationship between compensation and such or any other measures of performance. Instead, such compensation decisions are made subjectively considering such performance measures, as well as all other facts and circumstances in general terms.

    The Stock Option Compensation Committee believes that the annual total base salary and bonus compensation of the President has been set at a level less than an average level for equally responsible executives at companies which it considers comparable. The members of the Stock Option Compensation Committee base this belief on their personal assessment and judgment of the President's responsibilities in comparison to the chief executive officers and chief operating officers of the companies included in the peer group index described below under "Stock Performance Chart," as well as other companies in the telecommunications industry and other industries with similar characteristics, based on the information prepared by the Vice President of Human Resources, as discussed above. The President has a substantial beneficial interest in the Company, as described below under "Security Ownership of Management," and will benefit together with other shareholders based on the performance of the Company. The Stock Option Compensation Committee considers this an important fact in connection with its review and approval or adjustment of the salary and bonus recommended by the President for himself.

    At such time as the President approves the 1996 bonuses and 1997 salaries for executive officers, and recommends the 1996 bonus and 1997 salary for himself, he may also recommend to the Stock Option Compensation Committee long-term compensation in the form of additional stock option grants, stock appreciation rights or otherwise for executive officers and himself. The long-term compensation decisions for executive officers will be made by the Stock Option Compensation Committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options will generally vest over several years in a manner which will reflect the goal of relating the long-term compensation of the executive officers, including the President, to increases in shareholder value over the same period.

    The performance of the Company also bears upon the number of stock options which will be awarded and become exercisable with respect to the executive officers. As indicated under the table "Individual Option/SAR Grants in 1996," certain named executive officers received an award in 1996 of Performance Options based on the achievement of certain levels of corporate and individual performance in 1995.

    SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers other than the chief executive officer, subject to certain exceptions. For various reasons, the Company does not believe that the $1 million deduction limitation should have a material effect on the Company in the immediate future. If the $1 million deduction limitation is expected to have a material effect on the Company in the future, the Company will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Company deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

    This Executive Officer Compensation Report is submitted by LeRoy T. Carlson, Jr., sole member of the Compensation Committee; and by the Stock Option Compensation Committee, George W. Off (Chairman) and Letitia G.C. Carlson.

STOCK PERFORMANCE CHART

    The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to returns of the Standard & Poor's 500 Composite Stock Price Index and a peer group index. The peer group index was constructed specifically for the Company and includes the following non-Bell telephone companies: Aliant Communications, Inc. (f/k/a Lincoln Telecommunications, Inc.), ALLTEL Corp., C-TEC Corp., Century Telephone Enterprises, Inc., Cincinnati Bell, Inc., Citizens Utilities Co. (Class A), Frontier Corp., Southern New England Telecommunications Corp. and TDS. In calculating the peer group index, the returns of each company in the group have been weighted according to such company's market capitalization at the beginning of the period.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                            TDS, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/96)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              TDS      S&P 500     PEER GROUP
1991         $100.00     $100.00       $100.00
1992         $115.49     $107.62       $120.43
1993         $149.28     $118.46       $147.53
1994         $133.25     $120.03       $140.21
1995         $115.22     $165.13       $164.41
1996         $106.77     $203.05       $168.49

    Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TDS Common Shares, S&P 500, and Peer Group.

    *Cumulative total return assumes reinvestment of dividends.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The sole member of the Compensation Committee is LeRoy T. Carlson, Jr., President of TDS. The primary function of the Compensation Committee is to approve the annual salary, bonus and other cash compensation of officers and key employees of TDS other than the President. LeRoy T. Carlson, Jr., is a member of the Board of Directors of TDS, USM, AERL, APP and TDS Telecom. LeRoy T. Carlson, Jr., is also the Chairman of USM, AERL, APP and TDS Telecom and, as such, approves the executive officer annual compensation decisions for USM, AERL, APP and TDS Telecom. LeRoy T. Carlson, Jr. is compensated by TDS for his services to TDS and all of its subsidiaries. However, USM, AERL and APP reimburse TDS for a portion of such compensation pursuant to intercompany agreements between TDS and such subsidiaries. The Stock Option Compensation Committee of the Board of Directors of TDS makes annual compensation decisions for the President of TDS and makes long-term compensation decisions for all executive officers who are employees of TDS. The members of the Stock Option Compensation Committee are George W. Off (Chairman) and Letitia G.C. Carlson. The members of the Stock Option Compensation Committee are neither officers or employees of the Company or any of its subsidiaries nor directors of any of the Company's subsidiaries. Long-term compensation for executive officers who are employees of USM, AERL or APP are approved by the stock option compensation committees of USM, AERL and APP, respectively. The stock option compensation committees of USM, AERL and APP are composed of directors of such subsidiaries who are neither officers or employees of TDS or any of its subsidiaries nor directors of TDS.

    In addition to such compensation committee interlocks and insider participation in compensation decisions, the Company and certain related parties are involved in the following relationships and transactions.

    ISSUANCE OF TDS SHARES IN CONNECTION WITH CERTAIN ACQUISITIONS. The Company may issue TDS securities in connection with the acquisition of cellular interests on behalf of USM. At the time such acquisitions are closed, the acquired cellular interests are generally transferred to USM, which reimburses TDS by issuing USM securities to TDS or by increasing the balance due to TDS under a revolving credit agreement between TDS and USM (the "Revolving Credit Agreement"). The fair market value of the USM securities issued to TDS in connection with these transactions is calculated in the same manner and over the same time period as the fair market value of the TDS securities issued to the sellers in such acquisitions. During 1996, USM issued 1.3 million USM Common Shares to TDS to reimburse TDS for 1.1 million TDS Common Shares issued for such cellular interests.

    OTHER RELATIONSHIPS AND RELATED TRANSACTIONS. Walter C.D. Carlson, a director of TDS, Michael G. Hron, Secretary of TDS and certain TDS subsidiaries, William S. DeCarlo, the Assistant Secretary of TDS and certain TDS subsidiaries, Stephen P. Fitzell, the Secretary of certain TDS subsidiaries, and Sherry S. Treston, the Assistant Secretary of certain TDS subsidiaries, are partners of Sidley & Austin, the principal law firm of TDS and its subsidiaries. Walter C.D. Carlson is a trustee and beneficiary of a voting trust which controls TDS and is the husband of Debora M. de Hoyos, a director of APP.

        BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, at February 28, 1997, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of the Company, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                                       AMOUNT AND NATURE OF               PERCENT
       NAME OF INDIVIDUAL OR                                                BENEFICIAL         PERCENT   OF VOTING
     NUMBER OF PERSONS IN GROUP               TITLE OF CLASS               OWNERSHIP(1)       OF CLASS     POWER
------------------------------------  ------------------------------  ----------------------  ---------  ---------
LeRoy T. Carlson, Jr.,
 Walter C.D. Carlson,
 Letitia G.C. Carlson,
 Donald C. Nebergall and
 Melanie J. Heald(2)................  Series A Common Shares                  6,318,335           91.4%      51.1%

LeRoy T. Carlson, Jr.,
 C. Theodore Herbert,
 Ronald D. Webster and
 Michael G. Hron(3).................  Common Shares                               1,008           *          *
                                      Series A Common Shares                    146,576         2.1%       1.2%

LeRoy T. Carlson, Jr.,
 C. Theodore Herbert,
 Ronald D. Webster and
 Michael G. Hron(4).................  Common Shares                              59,957           *          *

LeRoy T. Carlson(5)(12).............  Common Shares                              46,539           *          *
                                      Series A Common Shares                     51,553           *          *

LeRoy T. Carlson, Jr.(6)(12)........  Common Shares                             135,976           *          *

Walter C.D. Carlson(7)..............  Common Shares                                  68           *          *

Letitia G.C. Carlson(8).............  Common Shares                                 138           *          *

Murray L. Swanson(9)(12)............  Common Shares                              42,846           *          *
                                      Series A Common Shares                      2,485           *          *

Rudolph E. Hornacek(10)(12).........  Common Shares                              29,566           *          *
                                      Series A Common Shares                      2,355           *          *

James Barr III(12)..................  Common Shares                              17,213           *          *

Donald C. Nebergall(11).............  Common Shares                               1,121           *          *

Donald R. Brown(9)..................  Common Shares                               7,668           *          *
                                      Series A Common Shares                      4,686           *          *

Herbert S. Wander...................                --                          --               --         --

George W. Off.......................                --                          --               --         --

H. Donald Nelson....................  Common Shares                               3,566           *          *
                                      Series A Common Shares                      5,253           *          *

Donald W. Warkentin(12).............  Common Shares                              22,253           *          *

All directors and executive officers
 as a group (23 persons)(12)........  Common Shares                             549,574            1.0%      *
                                      Series A Common Shares                  6,531,986           94.4%    52.8%

------------

 * Less than 1%

 (1) The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

 (2) The shares listed are held by the persons named as trustees under a voting trust which expires June 30, 2009, created to facilitate long-standing relationships among the trust certificate holders. Under the terms of the voting trust, the trustees hold and vote the Series A Common Shares held in the trust. If the voting trust were terminated, the following persons would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: Margaret D. Carlson (wife of LeRoy T. Carlson), LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson, Letitia G.C. Carlson (children of LeRoy T. Carlson and Margaret D. Carlson) and Donald C. Nebergall, as trustee under certain trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson and an educational institution.

 (3) Voting and investment control is shared by the persons named as trustees of the Telephone and Data Systems, Inc. Employees' Pension Trust I.

 (4) Voting and investment control with respect to Company-match shares is shared by the persons named as trustees of the Telephone and Data Systems, Inc. Tax-Deferred Savings Trust. Does not include 169,628 shares acquired by trust employee contributions which are voted by plan participants.

 (5) Includes 51,553 Series A Common Shares held by Mr. Carlson's wife. Mr. Carlson disclaims beneficial ownership of such shares. Does not include 248,975 Series A Common Shares held for the benefit of LeRoy T. Carlson, 625,392 Series A Common Shares held for the benefit of Mr. Carlson's wife or 50,000 Series A Common Shares held for the benefit of certain grandchildren of Mr. Carlson (an aggregate of 924,367 shares, or 13.4% of class) in the voting trust described in footnote (2). Beneficial ownership is disclaimed as to Series A Common Shares held for the benefit of his wife and grandchildren in such voting trust.

 (6) Does not include 1,074,959 Series A Common Shares (15.5% of class) held in the voting trust described in footnote (2), of which 1,037,019 shares are held for the benefit of LeRoy T. Carlson, Jr. Beneficial ownership is disclaimed with respect to an aggregate of 37,940 Series A Common Shares held for the benefit of his wife, his children and others in such voting trust.

 (7) Does not include 1,082,278 Series A Common Shares (15.6% of class) held in the voting trust described in footnote (2), of which 1,053,122 shares are held for the benefit of Walter C.D. Carlson. Beneficial ownership is disclaimed with respect to an aggregate of 29,156 Series A Common Shares held for the benefit of his wife and children in such voting trust.

 (8) Does not include 1,069,939 Series A Common Shares (15.5% of class) held in the voting trust described in footnote (2), of which 1,062,371 shares are held for the benefit of Letitia G.C. Carlson. Beneficial ownership is disclaimed with respect to an aggregate of 7,568 Series A Common Shares held for the benefit of her husband and child in such voting trust.

 (9) Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(10) Includes Series A Common Shares held as custodian for his children.

(11) Does not include 631,777 Series A Common Shares (9.1% of class) held as trustee under trusts for the benefit of the heirs of LeRoy T. and Margaret
    D. Carlson and an educational institution, or 31 Series A Common Shares held for the benefit of Donald C. Nebergall, which are included in the voting trust described in footnote (2).

(12) Includes the following number of Common Shares that may be purchased pursuant to stock options and/or stock appreciation rights which are currently exercisable or exercisable within 60 days: Mr. LeRoy T. Carlson, 40,473 shares; Mr. LeRoy T. Carlson, Jr., 131,107 shares; Mr. Swanson, 23,937 shares; Mr. Barr, 14,000 shares; Mr. Hornacek, 24,484 shares; Mr. Warkentin, 21,713 shares; all other executive officers, 133,345 shares; and all directors and officers as a group, 392,059 shares.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

    In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth, as of February 28, 1997, information regarding each person who is known to the Company to beneficially own more than 5% of any class of voting securities of TDS, based on publicly available information and the Company's stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

                                                                      SHARES OF     PERCENT OF     PERCENT OF
       SHAREHOLDER'S NAME AND ADDRESS            TITLE OF CLASS      CLASS OWNED       CLASS      VOTING POWER
--------------------------------------------  --------------------  -------------  -------------  -------------
The Equitable Companies Inc.(1) ............         Common Shares     11,977,785        22.1%           9.7%
 787 Seventh Avenue
 New York, New York 10019
Franklin Mutual Advisers, Inc.(2) ..........         Common Shares      5,308,600         9.8%           4.3%
 51 John F. Kennedy Parkway
 Short Hills, New Jersey 07078
The Capital Group Companies, Inc.(3)                 Common Shares      3,589,750         6.6%           2.9%
 333 South Hope Street
 Los Angeles, California 90071
Massachusetts Financial Services                     Common Shares      2,731,030         5.0%           2.2%
 Company(4) ................................
 500 Boylston Street
 Boston, Massachusetts 02116
Merrill, Lynch, Pierce, Fenner & Smith,           Preferred Shares         63,532        20.6%          *
 Inc. ......................................
 Post Office Box 2658
 Jersey City, New Jersey 07303
William and Betty McDaniel .................      Preferred Shares         46,666        15.2%          *
 160 Stowell Road
 Salkum, Washington 98582
Roland G. and Bette B. Nehring .............      Preferred Shares         23,030         7.5%          *
 5253 North Dromedary Road
 Phoenix, Arizona 85018
The Peterson Revocable Living Trust .             Preferred Shares         20,637         6.7%          *
 Kenneth M. & Audrey M. Peterson,
  Trustees
 108 Avocado Lane
 Weslaco, Texas 78596
Regional Operations Group, Inc. ............      Preferred Shares         15,807         5.1%          *
 312 South 3rd Street
 Minneapolis, Minnesota 55440

------------

* Less than 1%

(1) Based on the most recent Schedule 13G (Amendment No. 10) filed with the SEC. Includes shares held by the following affiliates: The Equitable Life Assurance Society of the United States -- 4,976,200 shares; Alliance Capital Management, L.P. -- 6,974,884 shares; Wood, Struthers & Winthrop Management Corp. -- 26,200 shares; and Donaldson Lufkin & Jenrette Securities Corporation -- 501 shares. In such Schedule 13G, The Equitable Companies Inc. reported sole voting power with respect to 11,757,743 shares, shared voting power with respect to 84,600 shares, sole dispositive power with respect to 11,977,284 shares and shared dispositive power with respect to 501 shares. Alpha Assurance I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Uni Europe Assurance Mutuelle and AXA, corporations organized under the laws of France, are affiliates of The Equitable Companies Inc.

(2) Based on a Schedule 13D filed with the SEC. Such Schedule 13D reported that Franklin Mutual Advisers, Inc. exercised sole voting and investment power with respect to all such shares. Such Schedule 13D is also filed on behalf of Franklin Resources, Inc., the parent holding company of Franklin Mutual Advisers, Inc., and by Charles B. Johnson and Rupert H.

    Johnson, Jr., principal shareholders of such parent holding company. Subsequent to February 28, 1997, Franklin Mutual Advisers, Inc. filed an amendment to such Schedule 13D to report, among other things, that an advisory contract with one of its advisory clients who owned 29,400 Common Shares terminated as of March 10, 1997. See also "Background of Recent Events."

(3) Based on a Schedule 13G filed with the SEC. Such Schedule 13G reported that Capital Guardian Trust Company, Capital Research and Management Company and Capital International S.A., subsidiaries of The Capital Group, Inc., exercised sole voting and investment discretion with respect to 1,794,150 and 3,589,750 shares, respectively. Beneficial ownership was disclaimed with respect to all such shares.

(4) Based on a Schedule 13G filed with the SEC. Such Schedule 13G reported that Massachusetts Financial Services Company exercised sole voting and investment power with respect to all such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require the Company's directors and officers, and persons who are deemed to own more than ten percent of the Common Shares (collectively, the "Reporting Persons"), to file certain reports ("Section 16 Reports") with the SEC with respect to their beneficial ownership of Common Shares. The Reporting Persons are also required to furnish the Company with copies of all Section 16 Reports they file.

    Based on a review of copies of Section 16 Reports furnished to the Company by the Reporting Persons and written representations by directors and officers of the Company, the Company believes that all Section 16 filing requirements applicable to the Reporting Persons during and with respect to 1996 were complied with on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    See "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

                            ------------------------

                                   PROPOSAL 2
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors anticipates continuing the services of Arthur Andersen LLP as independent public accountants for the current fiscal year. Representatives of Arthur Andersen LLP, who served as independent public accountants for the last fiscal year, are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement and respond to questions at the Annual Meeting.

    Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Bylaws or otherwise. However, as a matter of good corporate practice, the Board of Directors has elected to seek such ratification by the affirmative vote of the holders of a majority of the votes cast by shares entitled to vote with respect to such matter at the Annual Meeting. Should the shareholders fail to ratify the selection of Arthur Andersen LLP as independent public accountants, the Board of Directors will consider whether to retain such firm for the year ending December 31, 1997.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR.

                            ------------------------

                                   PROPOSAL 3
        SHAREHOLDER PROPOSAL WHICH IS OPPOSED BY THE BOARD OF DIRECTORS

    The following proposal, including a supporting statement, was submitted by a holder of 200 Common Shares of the Company, and is required to be included in the Company's proxy statement under the rules of the Securities and Exchange Commission. The Company will provide the name and address of the proponent to any person orally or in writing, as requested, promptly upon the receipt of an oral or written request therefor. The Company has included the text of the proposal and supporting statement below exactly as received from the proponent. The Company does not support and disclaims all responsibility for the content of the following proposal and its supporting statement. For the reasons set forth below the material submitted by the proponent, the Board of Directors of the Company does not believe the following shareholder proposal is in the best interests of the Company and its shareholders, and unanimously recommends that shareholders vote "AGAINST" the following proposal:

               ELIMINATE CLASSIFIED BOARD OF DIRECTORS RESOLUTION

       "RESOLVED, that the stockholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected"

                              SUPPORTING STATEMENT

       The election of directors is the primary avenue for stockholder to influence corporate governance policies and to hold management accountable for implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and its stockholders.

       The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that a Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to shareholders.

       The elimination of the Company's classified board would require each new director to stand for election annually and allow the stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe that this is one of the best methods available to the stockholder to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

       A classified board might also be seen as an impediment to a potential takeover of the Company's stock at a premium price. With the inability to replace the majority of the Board at one annual meeting, an outside suitor might be reluctant to make an offer in the first place.

       I am a founding member of the Investors Rights Association of America and I believe that the concerns expressed by companies with classified boards that the annual election of directors could leave companies without experienced directors in the even that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that the stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

                 I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION.

                                    -------
                                    -------
                                    -------

       STATEMENT BY THE BOARD OF DIRECTORS IN OPPOSITION TO THE PROPOSAL

    Under Article VI of the Company's Articles of Incorporation, as amended, directors are divided into three classes, each class is as nearly equal in number as possible and one of the three classes is elected each year. Accordingly, directors serve staggered, three-year terms. The staggered election of directors is a common practice which has been adopted by the shareholders of many major corporations. It is expressly permitted by the laws of many states, including the State of Iowa, the state in which the Company is incorporated, and comports with the rules of the American Stock Exchange, as well as the rules of the other two major United States securities markets, the New York Stock Exchange and the Nasdaq National Market.

    The Board believes that there are advantages to a classified board which the proposal and supporting statement fail to address. A classified Board of Directors can promote continuity of the Company's long-term policies and stability of leadership by assuring that a majority of the Board of Directors at any given time will have experience with the business affairs and operations of the Company. A classified Board of Directors is intended to prevent precipitous changes in the composition of the Board of Directors by preventing the election of an entirely new Board of Directors in a single year. Preventing such a precipitous change in control serves to moderate changes in corporate policies, business strategies and operations because a majority of the directors at all times will have had prior experience in the management of the Company's business.

    A classified Board also can help the Company attract and retain well-qualified individuals to serve as directors by providing such individuals with sufficient time to understand the Company and to formulate and implement the policies that they believe will benefit the Company. The Board believes that the resulting continuity of experience among directors and the resulting opportunities for farsighted strategic planning promote long-term success for the Company.

    The Board further believes that the interests of long-term shareholders of the Company can be better protected by a classified board. With a classified board, a majority of the Board generally cannot be replaced over less than two annual shareholders' meetings. Accordingly, a classified Board reduces the ability of third parties and short-term investors to interrupt the long-term strategies of the Company.

    The Board believes that stability in management of the Company also promotes the interests of shareholders by helping the Company to attract qualified employees and helping the Company to build long-term relationships with customers, business partners and other constituencies. Given the increasingly competitive nature of the Company's business, the Board believes that these relationships are essential to the success of the Company.

    Contrary to the proponent's assertion that a classified board has the effect of limiting "management's accountability to shareholders," the directors elected to the Board are not less accountable to shareholders merely because they are not elected annually. The Company's directors are subject to the same standards of performance and duties regardless of the term of their service. In addition, because the Board nominates nominees for the Board of Directors at each annual meeting, shareholders have an effective means to communicate their views on the performance of the Board annually, regardless of whether all or less than all of the seats on the Board are open for election.

    Under the corporation law of the State of Iowa, the action requested in the proposal could be taken only if the Board of Directors recommends an amendment to Article VI of the Company's Articles of Incorporation, as amended, and directs that such an amendment be submitted to a vote of the Company's shareholders. Under the terms of the Company's amended Articles of Incorporation, an affirmative vote of a majority of the voting power of the outstanding shares of capital stock entitled to vote on such proposal would be required at a future meeting of the Company's shareholders in order to eliminate the classification of directors. The Board of Directors has not recommended, and does not recommend, such an amendment.

    THE BOARD OF DIRECTORS OPPOSES THIS SHAREHOLDER PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" THIS PROPOSAL.

                            ------------------------

                                   PROPOSAL 4
        SHAREHOLDER PROPOSAL WHICH IS OPPOSED BY THE BOARD OF DIRECTORS

    The following proposal, including a supporting statement, was submitted by a holder of 200 Common Shares of the Company, and is required to be included in the Company's proxy statement under the rules of the Securities and Exchange Commission. The Company will provide the name and address of the proponent to any person orally or in writing, as requested, promptly upon the receipt of an oral or written request therefor. The Company has included the text of the proposal and supporting statement below exactly as received from the proponent. The Company does not support and disclaims all responsibility for the content of the following proposal and its supporting statement. For the reasons set forth below the material submitted by the proponent, the Board of Directors of the Company does not believe the following shareholder proposal is in the best interests of the Company and its shareholders, and unanimously recommends that shareholders vote "AGAINST" the following proposal:

                               INDEPENDENT BOARD

       Whereas the Board of Directors is meant to be an independent body elected by shareholders charged by law and shareholders with the duty, authority and responsibility to formulate and direct corporate policies and is to be held to the highest standards of fiduciary care, duty and loyalty.

       Now therefore be it "resolved that the shareholders request that the Company's Board of Directors be comprised of a majority of independent directors, meaning that the majority of the board will be non-family members and individuals who do not currently work or consult with the Company, have been employed by the Company or have consulted with the Company in the past. This is meant to be applied only to nominees for directors at meetings subsequent to the 1997 annual meeting"

                              SUPPORTING STATEMENT

       I believe that shareholders will be better served when the majority of the board is truly independent. Such independent individuals hopefully will bring true objectivity to serious issues facing our company.

       As matter stand today, the majority of the members of the Board of Directors are either family members, individuals who either are employed by, do work for, or have been employed by the Company in the past. There is an apparent conflict of interest each time matters concerning executive compensation policies, possible takeover offers and corporate governance issues arise.

       I am a founding member of the Investors Rights Association of America and I believe this is a matter that is urgent and must be presented to the shareholders for action.

                 I URGE YOUR SUPPORT. VOTE FOR THIS RESOLUTION

                                    -------
                                    -------
                                    -------

       STATEMENT BY THE BOARD OF DIRECTORS IN OPPOSITION TO THE PROPOSAL

    The Company has consistently sought to add to its Board of Directors eminently qualified individuals whom the Company believes would provide substantial benefit and guidance to the Company. The Company believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors and, accordingly, finds this shareholder proposal to be unduly restrictive and wholly inappropriate.

    The proposal seeks to impose "independence" requirements that are broad, arbitrary and unwarranted. The Company's directors are subject to the same fiduciary duties to the Company and its shareholders regardless of whether or not they are now or have been previously employees of or consultants to the Company, or are related to other members of management. To restrict the election of individuals who have been employed by or provided consulting services to the Company in the past is excessively broad. An individual who has been previously employed or engaged as a consultant by the Company will not necessarily possess any lesser degree of independence and objectivity than someone who has not previously worked or consulted for the Company. Similarly, it cannot be assumed that a director who is currently employed by or consults for the Company will not act with objectivity or in the best interest of the shareholders. Furthermore, the proposal would place limitations on the election of individuals who have familial ties with members of the Company's management, even though such ties would not necessarily interfere with a person's independence, objectivity or competence to serve as a director.

    The Company's Board of Directors includes several persons who have a significant equity or financial interest in the Company. Individuals who have a significant equity or financial interest in the Company may be the most qualified persons to protect and advance the interests of the Company and its shareholders. If the Board of Directors were to adopt the narrow definition of "independence" set forth in this shareholder proposal, the Company could be precluded from nominating as directors persons who have a significant equity or financial interest in the Company because of a familial or employment relationship. Thus, the proposal would unnecessarily restrict the ability of the Company to nominate for election as directors persons who are often the most knowledgeable and familiar with the Company and its operations, or are otherwise in the best position to further the interests of the Company and its shareholders.

    Contrary to the implications in the proponent's statement, the Board of Directors does not believe that a great majority of the decisions of the Board of Directors involve any conflict of interest. Certain decisions, which may involve a potential conflict of interest, may be considered and made by outside directors. From time to time, in accordance with Iowa law, the Company may appoint a special committee of independent directors to consider matters in which other directors may have a conflict of interest. The Stock Option Compensation Committee, which administers the Company's stock option and long-term incentive compensation plans, consists solely of directors who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code and as "non-employee directors" under Section 16 of the Securities Exchange Act of 1934. In addition, the Audit Committee, which oversees the Company's financial reporting and the Company's internal accounting control system, includes a majority of directors who qualify as independent directors under the rules of the American Stock Exchange.

    The rules of the American Stock Exchange require that the Company have at least two independent directors, and the Company is in compliance with such rules. The Board has nominated for election this year a new independent director, Mr. George W. Off. Mr. Off is not an employee or a consultant of the Company and has no familial relationship to any Board member. While the Board recognizes the important role of independent directors, it believes that the imposition of additional constraints on the director selection process beyond the standards embraced by the American Stock Exchange and applicable law would be both undesirable and unwarranted.

    The Board feels that this proposal too narrowly defines the concept of "independence" as it applies to directors. The Company believes that it would be imprudent to adopt and apply the criteria as set forth in the proposal without evaluating the substance of each relationship in question and the overall qualifications of a Board nominee. This proposal restricts rather than enhances the Company's ability to locate the most qualified individuals to serve as directors. Shareholders ultimately decide on the composition of the Board. Holders of Series A Common Shares and certain Preferred Shares are entitled to cast or withhold their votes with respect to nominees for election as directors by such group of holders, and holders of Common Shares and certain Preferred Shares are entitled to cast or withhold their votes with respect to nominees for election as directors by such group of holders. Any shareholder who feels that a particular nominee to be elected by such shareholder's voting group is not qualified to serve as a director by reason of lack of independence or otherwise is free to withhold his or her vote from such director. The shareholder proposal, if implemented, would merely limit the freedom of choice presently enjoyed by the Company's shareholders. Accordingly, the Board of Directors does not recommend that this shareholder proposal be adopted.

    THE BOARD OF DIRECTORS OPPOSES THIS SHAREHOLDER PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" THIS PROPOSAL.

                            ------------------------

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than December 19, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                            SOLICITATION OF PROXIES

    Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by the Company. Officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by mail, advertisement, telephone, telegraph, in person or other methods. None of such persons will receive additional compensation for such solicitations. The Company has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $50,000 plus reimbursement of out-of-pocket expenses. It is anticipated that MacKenzie Partners, Inc. will employ approximately 40 persons to solicit proxies for the Annual Meeting. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

    In addition to the fees and expenses of MacKenzie Partners, Inc., the Company estimates that costs incidental to the solicitation of proxies by the Board of Directors, including expenditures for printing, legal, accounting, public relations, soliciting, advertising and related expenses, are expected to be approximately $200,000, excluding amounts which would normally be expended by the Company for the solicitation of proxies at an annual meeting. The total of such costs incurred to date is approximately $75,000.

    Certain information about the directors and executive officers of the Company and certain employees of the Company who may also solicit proxies is set forth in the attached Schedule I, which is incorporated by reference herein.
Schedule II attached hereto sets forth certain additional information with respect to such persons and is also incorporated by reference herein.

                             FINANCIAL INFORMATION

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN OR ORAL REQUEST OF ANY SHAREHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO ANY SUCH DOCUMENTS UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO INVESTOR RELATIONS, TELEPHONE AND DATA SYSTEMS, INC., 30 NORTH LASALLE STREET, 40TH FLOOR, CHICAGO, ILLINOIS 60602, TELEPHONE (312) 630-1900.

                                 OTHER BUSINESS

    It is not anticipated that any action will be asked of the shareholders other than that set forth above, but if other matters properly are brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors

                                                   [SIGNATURE]

                                          Michael G. Hron
                                          SECRETARY

ALL SHAREHOLDERS ARE URGED TO SIGN, DATE AND MAIL THEIR PROXIES PROMPTLY.

                                   SCHEDULE I

                INFORMATION CONCERNING THE DIRECTORS, EXECUTIVE
                 OFFICERS AND CERTAIN EMPLOYEES OF THE COMPANY

    The following table sets forth the name and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on, of (1) the directors and executive officers of the Company and (2) certain employees of the Company who may assist in soliciting proxies from shareholders of the Company. In addition, certain additional information with respect to directors and executive officers of the Company is set forth in the Proxy Statement. Unless otherwise indicated below, the principal business address of each such person is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

        Name and Principal                     Present Office or Other Principal
         Business Address                           Occupation or Employment
----------------------------------  --------------------------------------------------------
James Barr III ...................  Director of the Company and President of TDS
  301 S. Westfield Road              Telecommunications Corporation
  Madison WI 53705

Donald R. Brown ..................  Director of the Company and Senior Vice President of TDS
  301 S. Westfield Rd.               Telecommunications Corporation and President of its
  Madison, WI 53705                  Wholesale Markets Group

LeRoy T. Carlson..................  Director and Chairman of the Company

LeRoy T. Carlson, Jr..............  Director and President (Chief Executive Officer) of the
                                     Company

Letitia G. C. Carlson ............  Director of the Company, Medical Doctor, and Assistant
  George Washington University       Professor, George Washington University Medical Center
  Medical Center
  2150 Pennsylvania Ave. N.W.
  Washington, D.C. 20037

Walter C. D. Carlson .............  Director of the Company and Partner, Sidley & Austin,
  Suite 5400                         Chicago, Illinois
  One First National Plaza
  Chicago, IL 60603

Michael K. Chesney................  Vice President--Corporate Development of the Company

George L. Dienes..................  Vice President--Corporate Development of the Company

C. Theodore Herbert...............  Vice President--Human Resources of the Company

Rudolph E. Hornacek...............  Director and Vice President--Engineering of the Company

Michael G. Hron ..................  Secretary of the Company and Partner, Sidley & Austin,
  Suite 4200                         Chicago, Illinois
  One First National Plaza
  Chicago, IL 60603

H. Donald Nelson .................  President of United States Cellular Corporation
  Suite 700
  8410 West Bryn Mawr
  Chicago, IL 60631

        Name and Principal                     Present Office or Other Principal
         Business Address                           Occupation or Employment
----------------------------------  --------------------------------------------------------
Donald C. Nebergall...............  Director and Consultant to the Company and to other companies

George W. Off ....................  Director of the Company and President and Chief
  Catalina Marketing Corporation    Executive Officer of Catalina Marketing Corporation
  11300 Ninth Street, North
  St. Petersburg, FL 33716

Karen M. Stewart..................  Vice President--Investor Relations of the Company

Terrence T. Sullivan .............  President of American Paging, Inc.
  Suite 3100
  1300 Godward Street N.E.
  Minneapolis, MN 55413

Murray L. Swanson.................  Director and Executive Vice President--Finance (Chief
                                     Financial Officer) of the Company

Herbert S. Wander ................  Director of the Company and Partner, Katten, Muchin &
  Suite 1600                         Zavis, Chicago, Illinois
  525 West Monroe
  Chicago, IL 60661-3693

Donald W. Warkentin ..............  President of Aerial Communications, Inc.
  Suite 1100
  8410 West Bryn Mawr
  Chicago, IL 60631

Ronald D. Webster.................  Vice President and Treasurer of the Company

Byron A. Wertz....................  Vice President--Corporate Development of the Company

Gregory J. Wilkinson..............  Vice President and Controller of the Company

Scott H. Williamson...............  Vice President--Acquisitions of the Company

                            CERTAIN EMPLOYEES OF THE
                      COMPANY WHO MAY ALSO SOLICIT PROXIES

        Name and Principal                     Present Office or Other Principal
         Business Address                           Occupation or Employment
----------------------------------  --------------------------------------------------------
Julie D. Mathews..................  Senior Investor Relations Coordinator of the Company

                                  SCHEDULE II

                A. SHARES HELD BY DIRECTORS, EXECUTIVE OFFICERS
                      AND CERTAIN EMPLOYEES OF THE COMPANY

    The Common Shares and Series A Common Shares held by, the Company, executive officers who are directors, other directors, H. Donald Nelson, Donald W. Warkentin and the trustees of certain employee benefit plans are set forth in the Proxy Statement. In addition, the following executive officers and/or employees of the Company beneficially own the following shares as of February 28, 1997:

          Name of Beneficial Owner                    Number of Shares Beneficially Owned
---------------------------------------------  --------------------------------------------------
Michael K. Chesney...........................  13,054 Common Shares

George L. Dienes.............................  61,658 Common Shares

C. Theodore Herbert..........................  35,303 Common Shares(1)

Karen M. Stewart.............................  7,439 Common Shares

Terrence T. Sullivan.........................  No Beneficial Ownership Interest

Ronald D. Webster............................  29,344 Common Shares(2)

Byron A. Wertz...............................  15,899 Common Shares

Gregory J. Wilkinson.........................  15,166 Common Shares
                                               723 Series A Common Shares

Scott H. Williamson..........................  3,792 Common Shares

Julie D. Mathews.............................  307 Common Shares

------------

(1) In addition to the shares listed herein, Mr. Herbert may also be deemed to be the beneficial owner of certain shares as a trustee of the Telephone and Data Systems, Inc. Employees' Pension Trust I and the Telephone and Data Systems, Inc. Tax-Deferred Savings Trust. These interests are disclosed in further detail in the Proxy Statement.

(2) In addition to the shares listed herein, Mr. Webster may also be deemed to be the beneficial owner of certain shares as a trustee of the Telephone and Data Systems, Inc. Employees' Pension Trust I and the Telephone and Data Systems, Inc. Tax-Deferred Savings Trust. These interests are disclosed in further detail in the Proxy Statement.

           B. SHARES OF THE COMPANY'S SUBSIDIARIES HELD BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES OF THE COMPANY

    For purposes of disclosure required under Item 5(b)(1)(x) of Schedule 14A of the Securities Exchange Act of 1934, as amended, the Company is the ultimate parent corporation in the Company's corporate family. The following companies are the subsidiaries of the Company in which certain directors, executive officers and employees of the Company have beneficial interests: (1) Aerial Communications, Inc., (2) American Paging, Inc. and (3) United States Cellular Corporation. The following directors, executive officers and employees of the Company beneficially own the shares indicated as of February 28, 1997:

                                                                                    Shares of such Subsidiary
Name of Subsidiary                                Name of Beneficial Owner         Beneficially Owned by Class
------------------------------------------  ------------------------------------  ------------------------------
Aerial Communications, Inc.                 LeRoy T. Carlson, Jr., C. Theodore    8,001 Common Shares
                                             Herbert, Ronald D. Webster and
                                             Michael G. Hron(3)

Aerial Communications, Inc.                 Donald R. Brown                       1,000 Common Shares

Aerial Communications, Inc.                 LeRoy T. Carlson                      1,000 Common Shares

Aerial Communications, Inc.                 LeRoy T. Carlson, Jr.(4)              2,600 Common Shares

Aerial Communications, Inc.                 C. Theodore Herbert                   4,478 Common Shares

Aerial Communications, Inc.                 Julie D. Mathews                      100 Common Shares

Aerial Communications, Inc.                 Karen M. Stewart                      1,000 Common Shares

Aerial Communications, Inc.                 Murray L. Swanson                     3,000 Common Shares

Aerial Communications, Inc.                 Donald W. Warkentin(5)                47,277 Common Shares

Aerial Communications, Inc.                 Byron A. Wertz                        300 Common Shares

Aerial Communications, Inc.                 Gregory J. Wilkinson                  200 Common Shares

Aerial Communications, Inc.                 Scott H. Williamson                   1,000 Common Shares

American Paging, Inc.                       LeRoy T. Carlson, Jr.,                31,283 Common Shares
                                             C. Theodore Herbert,
                                             Ronald D. Webster and
                                             Michael G. Hron(6)

American Paging, Inc.                       LeRoy T. Carlson, Jr.(4)              1,000 Common Shares

American Paging, Inc.                       Michael K. Chesney                    1,000 Common Shares

American Paging, Inc.                       C. Theodore Herbert                   1,000 Common Shares

American Paging, Inc.                       Michael G. Hron                       400 Common Shares

---------

(3) Represents shares of Aerial Communications, Inc. acquired through company-match contributions by the persons named as trustees of the Telephone and Data Systems, Inc. Tax Deferred Savings Trust. The 8,001 shares do not include 25,812 Common Shares of Aerial Communications, Inc. acquired by such trust with employee contributions which are voted by plan participants. Such trustees disclaim beneficial ownership of all such shares except for shares held for their individual benefit in such trust. This information is presented as of December 31, 1996.

(4) Such Common Shares are held by such person's spouse.

(5) Mr. Warkentin's 47,277 shares include 42,277 Common Shares of Aerial Communications, Inc. subject to Options or SARs which are currently exercisable or exercisable within 60 days.

(6) Voting and investment control is shared by the persons named as trustees of the Telephone and Data Systems, Inc. Tax- Deferred Savings Trust. The 31,283 shares do not include 35,579 shares of American Paging, Inc. as to which voting power is passed through to plan participants.

                                                                                    Shares of such Subsidiary
Name of Subsidiary                                Name of Beneficial Owner         Beneficially Owned by Class
------------------------------------------  ------------------------------------  ------------------------------
American Paging, Inc.                       Julie D. Mathews                      100 Common Shares

American Paging, Inc.                       Donald C. Nebergall                   2,000 Common Shares

American Paging, Inc.                       Gregory J. Wilkinson(7)               500 Common Shares

United States Cellular Corporation          LeRoy T. Carlson, Jr.,                33,749 Common Shares
                                             C. Theodore Herbert,
                                             Ronald D. Webster and
                                             Michael G. Hron(8)

United States Cellular Corporation          LeRoy T. Carlson                      1,243 Common Shares

United States Cellular Corporation          C. Theodore Herbert                   706 Common Shares

United States Cellular Corporation          Donald C. Nebergall                   500 Common Shares

United States Cellular Corporation          H. Donald Nelson(9)                   67,745 Common Shares

United States Cellular Corporation          Karen M. Stewart                      175 Common Shares

United States Cellular Corporation          Byron A. Wertz                        100 Common Shares

United States Cellular Corporation          Gregory J. Wilkinson                  1,052 Common Shares

------------

(7) Such Common Shares are held by such person's spouse.

(8) Represents Common Shares of United States Cellular Corporation acquired through company-match contributions by the persons named as trustees of the Telephone and Data Systems, Inc. Tax Deferred Savings Trust. The 33,749 shares do not include 157,651 Common Shares of United States Cellular Corporation acquired by such trust with employee contributions which are voted by plan participants. Such trustees disclaim beneficial ownership of all such shares except for shares held for their individual benefit in such trust.

(9) Mr. Nelson's 67,745 shares include 63,454 Common Shares of United States Cellular Corporation subject to Options or SARs which are currently exercisable or exercisable within 60 days. Mr. Nelson's shares also include 1,360 shares of restricted stock which are subject to future vesting. Furthermore, Mr. Nelson's shares also include shares as to which voting and/or investment power is shared.

                      C. PURCHASES AND SALES OF SECURITIES

    The following table sets forth information concerning all purchases and sales of Common Shares ("Common Shares") and Series A Common Shares ("Series A Shares") of the Company by directors, officers and certain employees since February 28, 1995:

             Name                  Date of Transaction     Nature of Transaction(10)      Number of Shares(11)
------------------------------  -------------------------  -------------------------  -----------------------------

DIRECTORS:
James Barr III                  March 31, 1995                        (1)             5 Common Shares
                                June 30, 1995                         (1)             5 Common Shares
                                Sept. 29, 1995                        (1)             5 Common Shares
                                Dec. 29, 1995                         (1)             5 Common Shares
                                Dec. 29, 1995                         (4)             475 Common Shares
                                1995                                  (2)             63 Common Shares
                                Sept. 30, 1996                        (4)             412 Common Shares
                                1996                                  (1)             26 Common Shares
                                1996                                  (2)             70 Common Shares

Donald R. Brown                 March 31, 1995                        (1)             36 Common Shares
                                March 31, 1995                        (1)             12 Series A Shares
                                June 30, 1995                         (1)             38 Common Shares
                                June 30, 1995                         (1)             12 Series A Shares
                                Sept. 29, 1995                        (1)             23 Common Shares
                                Sept. 29, 1995                        (1)             11 Series A Shares
                                Dec. 29, 1995                         (1)             4 Common Shares
                                Dec. 29, 1995                         (1)             12 Series A Shares
                                1995                                  (2)             1 Common Share
                                Feb. 12, 1996                         (7)             2,875 Common Shares
                                Sept. 30, 1996                        (4)             125 Common Shares
                                1996                                  (1)             16 Common Shares
                                1996                                  (1)             47 Series A Shares
                                1996                                  (2)             45 Common Shares

------------

(10) KEY:

    (1) Acquisition of shares pursuant to a dividend reinvestment program.

    (2) Acquisition of shares pursuant to the Telephone and Data System's, Inc. 401(k) Plan.

    (3) Disposition of shares previously acquired pursuant to the Telephone and Data System's, Inc. 401(k) Plan.

    (4) Acquisition of shares pursuant to the Telephone and Data Systems, Inc. Employee Stock Purchase Plan.

    (5) Acquisition of shares upon exercise of Telephone and Data Systems, Inc. stock option.

    (6) Open market or private purchase.

    (7) Open market or private sale.

    (8) Disposition of shares by gift.

    (9) Acquisition of shares by gift.

    (10) Exchange of Common Shares into Series A Shares.

    (11) Disposition of shares to the Company.

(11) For purposes of this chart, unless otherwise indicated, any acquisitions or dispositions of fractional interests in the securities of the Company have been rounded to the nearest whole share.

             Name                  Date of Transaction     Nature of Transaction(10)      Number of Shares(11)
------------------------------  -------------------------  -------------------------  -----------------------------
Donald R. Brown(12)             March 31, 1995                        (1)             3 Common Shares
                                June 30, 1995                         (1)             4 Common Shares
                                Sept. 29, 1995                        (1)             14 Common Shares
                                Dec. 29, 1995                         (1)             15 Common Shares
                                1996                                  (1)             59 Common Shares

LeRoy T. Carlson                Jan. 3, 1995                          (8)             4,900 Common Shares
                                March 31, 1995                        (1)             24 Common Shares
                                March 31, 1995                        (1)             56 Series A Shares
                                May 31, 1995                         (10)             4,050 Common Shares
                                June 30, 1995                         (1)             14 Common Shares
                                June 30, 1995                         (1)             70 Series A Shares
                                Sept. 29, 1995                        (1)             13 Common Shares
                                Sept. 29, 1995                        (1)             62 Series A Shares
                                Dec. 29, 1995                         (1)             14 Common Shares
                                Dec. 29, 1995                         (1)             69 Series A Shares
                                1995                                  (2)             163 Common Shares
                                Jan. 3, 1996                          (8)             2,393 Common Shares
                                1996                                  (1)             29 Common Shares
                                1996                                  (2)             181 Common Shares

LeRoy T. Carlson(13)            March 31, 1995                        (1)             130 Series A Shares
                                May 31, 1995                         (10)             4,050 Series A Shares
                                June 30, 1995                         (1)             137 Series A Shares
                                Sept. 29, 1995                        (1)             121 Series A Shares
                                Dec. 29, 1995                         (1)             136 Series A Shares
                                1996                                  (1)             517 Series A Shares

LeRoy T. Carlson(14)            Jan. 3, 1995                          (8)             11,220 Series A Shares
                                March 31, 1995                        (1)             2,324 Series A Shares
                                June 30, 1995                         (1)             2,462 Series A Shares
                                July 12, 1995                         (6)             500 Series A Series
                                Sept. 29, 1995                        (1)             2,171 Series A Shares
                                Dec. 29, 1995                         (1)             2,429 Series A Shares
                                Jan. 3, 1996                          (8)             13,244 Series A Shares
                                1996                                  (1)             9,209 Series A Shares
                                1996                                  (1)             186 Series A Shares
                                Jan. 9, 1997                          (8)             12,548 Series A Shares

LeRoy T. Carlson, Jr.           1995                                  (2)             263 Common Shares
                                1996                                  (2)             300 Common Shares

LeRoy T. Carlson, Jr.(15)       Jan. 3, 1995                          (9)             1,760 Series A Shares
                                March 31, 1995                        (1)             88 Series A Shares
                                June 30, 1995                         (1)             93 Series A Shares
                                Sept. 29, 1995                        (1)             82 Series A Shares
                                Dec. 29, 1995                         (1)             92 Series A Shares

------------

(12) Mr. Brown disclaims beneficial ownership of these shares. The shares are owned by Mr. Brown's wife.

(13) Mr. Carlson disclaims beneficial ownership of these shares. The shares are owned by Mr. Carlson's wife.

(14) Beneficial ownership of shares held in a voting trust. A more detailed description of this voting trust is set forth in the Proxy Statement.

(15) Beneficial ownership of shares held in a voting trust. Mr. Carlson is one of five trustees of the voting trust which is the record owner of the referenced shares. A more detailed description of this voting trust is set forth in the Proxy Statement.

             Name                  Date of Transaction     Nature of Transaction(10)      Number of Shares(11)
------------------------------  -------------------------  -------------------------  -----------------------------
                                Jan. 3, 1996                          (9)             2,000 Series A Shares
                                Jan. 9, 1997                          (9)             1,140 Series A Shares
                                1996                                  (1)             365 Series A Shares

Letitia G.C. Carlson            1996                                  (1)             128 Common Shares

Letitia G.C. Carlson(16)        1995                                  (1)             111 Series A Shares
                                Jan. 3, 1995                          (9)             1,320 Series A Shares
                                Jan. 3, 1996                          (9)             1,500 Series A Shares
                                Jan. 9, 1997                          (9)             1,710 Series A Shares
                                1996                                  (1)             5,911 Series A Shares

Walter C.D. Carlson             1995                                  (1)             1 Common Share
                                1996                                  (1)             1 Common Share

Walter C.D. Carlson(17)         Jan. 3, 1995                          (9)             2,200 Series A Shares
                                March 31, 1995                        (1)             1,534 Series A Shares
                                June 30, 1995                         (1)             1,625 Series A Shares
                                Sept. 29, 1995                        (1)             1,432 Series A Shares
                                Dec. 29, 1995                         (1)             1,602 Series A Shares
                                Jan. 3, 1996                          (9)             2,500 Series A Shares
                                Jan. 9, 1997                          (9)             1,140 Series A Shares
                                1996                                  (1)             6,110 Series A Shares

Rudolph E. Hornacek             Dec. 29, 1995                         (4)             475 Common Shares
                                1995                                  (2)             63 Common Shares
                                May 2, 1996                           (8)             400 Common Shares
                                Sept. 30, 1996                        (4)             421 Common Shares
                                Oct. 1, 1996                          (3)             268 Common Shares
                                1996                                  (2)             103 Common Shares

Donald C. Nebergall             March 31, 1995                        (1)             1 Common Share
                                June 30, 1995                         (1)             1 Common Share
                                Sept. 29, 1995                        (1)             1 Common Share
                                Dec. 29, 1995                         (1)             1 Common Share
                                1996                                  (1)             4 Common Shares

Donald C. Nebergall(18)         March 31, 1995                        (1)             2 Common Shares
                                June 30, 1995                         (1)             2 Common Shares
                                Sept. 29, 1995                        (1)             2 Common Shares
                                Dec. 29, 1995                         (1)             2 Common Shares
                                1996                                  (1)             7 Common Shares

George W. Off                   No reportable stock transactions for the prior two years by this individual.

Murray L. Swanson               March 31, 1995                        (1)             18 Common Shares
                                March 31, 1995                        (1)             5 Series A Shares
                                May 31, 1995                          (7)             500 Common Shares
                                June 30, 1995                         (1)             19 Common Shares
                                June 30, 1995                         (1)             5 Series A Shares
                                Aug. 2, 1995                          (5)             3,375 Common Shares
                                Aug. 15, 1995                         (7)             1,000 Common Shares

------------

(16) Beneficial ownership of shares held in a voting trust. Dr. Carlson is one of five trustees of such voting trust which is the record owner of the referenced shares. A more detailed description of this voting trust is set forth in the Proxy Statement.

(17) Beneficial ownership of shares held in a voting trust. Mr. Carlson is one of five trustees of a voting trust which is the record owner of the referenced shares. A more detailed description of this voting trust is set forth in the Proxy Statement.

(18) These shares are held by Mr.Nebergall as trustee. Mr. Nebergall disclaims beneficial ownership of these shares.

             Name                  Date of Transaction     Nature of Transaction(10)      Number of Shares(11)
------------------------------  -------------------------  -------------------------  -----------------------------
                                Sept. 29, 1995                        (1)             22 Common Shares
                                Sept. 29, 1995                        (1)             5 Series A Shares
                                Oct. 26, 1995                         (7)             5,200 Common Shares
                                Dec. 29, 1995                         (1)             25 Common Shares
                                Dec. 29, 1995                         (1)             5 Series A Shares
                                Dec. 29, 1995                         (4)             250 Common Shares
                                1995                                  (2)             78 Common Shares
                                April 8, 1996                         (5)             3,375 Common Shares
                                1996                                  (1)             123 Common Shares
                                1996                                  (1)             20 Series A Shares
                                1996                                  (2)             239 Common Shares
                                Feb. 26, 1997                         (7)             1,412 Common Shares
                                March 12, 1997                        (7)             2,000 Common Shares
                                March 24, 1997                        (5)             3,375 Common Shares
                                March 24, 1997                       (11)             1,375 Common Shares

Herbert S. Wander               No reportable stock transactions for the prior two years by this individual.

CERTAIN OFFICERS:

Michael K. Chesney              1995                                  (2)             3 Common Shares
                                1996                                  (2)             45 Common Shares

George L. Dienes                March 31, 1995                        (1)             17 Common Shares
                                June 30, 1995                         (1)             18 Common Shares
                                Sept. 29, 1995                        (1)             16 Common Shares
                                Dec. 29, 1995                         (1)             18 Common Shares
                                1995                                  (2)             151 Common Shares
                                Sept. 30, 1996                        (4)             281 Common Shares
                                1996                                  (1)             68 Common Shares
                                1996                                  (2)             239 Common Shares

C. Theodore Herbert             July 24, 1995                         (5)             5,500 Common Shares
                                Dec. 29, 1995                         (4)             350 Common Shares
                                1995                                  (3)             77 Common Shares
                                1995                                  (2)             137 Common Shares
                                Sept. 30, 1996                        (4)             49 Common Shares
                                Oct. 1, 1996                          (3)             332 Common Shares

Michael G. Hron                 March 15, 1995                        (6)             400 Common Shares

H. Donald Nelson                March 31, 1995                        (1)             13 Series A Shares
                                June 30, 1995                         (1)             14 Series A Shares
                                Sept. 29, 1995                        (1)             12 Series A Shares
                                Nov. 27, 1995                         (1)             1 Common Share
                                Nov. 27, 1995                         (8)             1 Common Share
                                Dec. 29, 1995                         (1)             14 Series A Shares
                                Dec. 29, 1995                         (4)             475 Common Shares
                                1995                                  (2)             202 Common Shares
                                1996                                  (1)             53 Series A Shares
                                1996                                  (3)             616 Common Shares
                                January 1, 1997                       (2)             111 Common Shares

Karen M. Stewart                March 31, 1995                        (1)             2 Common Shares
                                June 30, 1995                         (1)             2 Common Shares
                                Sept. 29, 1995                        (1)             2 Common Shares
                                Dec. 1, 1995                          (1)             125 Common Shares

             Name                  Date of Transaction     Nature of Transaction(10)      Number of Shares(11)
------------------------------  -------------------------  -------------------------  -----------------------------
                                Dec. 29, 1995                         (1)             2 Common Shares
                                1995                                  (2)             54 Common Shares
                                Sept. 30, 1996                        (4)             114 Common Shares
                                1996                                  (1)             8 Common Shares
                                1996                                  (2)             170 Common Shares

Terrence T. Sullivan            No reportable stock transactions for the prior two years by this individual.

Donald W. Warkentin             September 30, 1996                    (4)             540 Common Shares

Ronald D. Webster               March 31, 1995                        (1)             10 Common Shares
                                June 30, 1995                         (1)             10 Common Shares
                                Sept. 29, 1995                        (1)             9 Common Shares
                                Dec. 29, 1995                         (1)             10 Common Shares
                                1995                                  (2)             263 Common Shares
                                1996                                  (1)             38 Common Shares
                                1996                                  (2)             60 Common Shares

Byron A. Wertz                  1995                                  (2)             2 Common Shares
                                Sept. 30, 1996                        (4)             384 Common Shares
                                1996                                  (2)             45 Common Shares
                                Jan. 24, 1997                         (5)             4,465 Common Shares

Byron A. Wertz(19)              1995                                  (1)             1 Common Share
                                1996                                  (1)             1 Common Share

Byron A. Wertz(20)              Jan. 3, 1995                          (9)             1,320 Series A Shares
                                March 31, 1995                        (1)             6 Series A Shares
                                June 30, 1995                         (1)             6 Series A Shares
                                Sept. 29, 1995                        (1)             5 Series A Shares
                                Dec. 29, 1995                         (1)             6 Series A Shares
                                Jan. 3, 1996                          (9)             1,500 Series A Shares
                                Dec. 30, 1996                         (9)             367 Series A Shares
                                Jan. 9, 1997                          (9)             1,710 Series A Shares
                                1996                                  (1)             28 Series A Shares

Gregory J. Wilkinson            March 31, 1995                        (1)             2 Common Shares
                                March 31, 1995                        (1)             2 Series A Shares
                                May 12, 1995                          (5)             4,725 Common Shares
                                June 30, 1995                         (1)             15 Common Shares
                                June 30, 1995                         (1)             2 Series A Shares
                                Sept. 29, 1995                        (1)             13 Common Shares
                                Sept. 29, 1995                        (1)             2 Series A Shares
                                Dec. 29, 1995                         (1)             15 Common Shares
                                Dec. 29, 1995                         (1)             2 Series A Shares
                                1995                                  (2)             62 Common Shares
                                Jan. 19, 1996                         (8)             500 Common Shares
                                Sept. 30, 1996                        (4)             85 Common Shares
                                1996                                  (1)             52 Common Shares
                                1996                                  (1)             7 Series A Shares
                                1996                                  (2)             126 Common Shares

------------

(19) These shares are held by Mr. Wertz as custodian for his children.

(20) A portion of these shares are held by a voting trust. Another portion of these shares are held by Mr. Wertz as custodian for his children.

             Name                  Date of Transaction     Nature of Transaction(10)      Number of Shares(11)
------------------------------  -------------------------  -------------------------  -----------------------------
Gregory J. Wilkinson(21)        1995                                  (1)             1 Common Share
                                1995                                  (1)             1 Series A Share
                                1996                                  (1)             1 Common Share
                                1996                                  (1)             1 Series A Share

Scott Williamson                1996                                  (2)             31 Common Shares

CERTAIN EMPLOYEES:

Julie D. Mathews                Dec. 31, 1995                         (1)             1 Common Share
                                Dec. 31, 1995                         (4)             100 Common Shares
                                1995                                  (2)             131 Common Shares
                                Dec. 31, 1996                         (1)             1 Common Share
                                Dec. 31, 1996                         (4)             31 Common Shares
                                1996                                  (2)             43 Common Shares

------------

(21) Mr. Wilkinson disclaims beneficial ownership of these shares. Mr. Wilkinson's wife owns these shares.

          D. TRANSACTIONS BY OR BETWEEN THE COMPANY AND ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES

    LeRoy T. Carlson, Jr. and Donald C. Nebergall have agreed to serve as the proxies on the Company's Annual Meeting proxy cards.

    Except as disclosed in these Schedules or in the Proxy Statement, none of the directors, executive officers or the employees of the Company named in
Schedule I owns any securities of the Company, beneficially or of record, has purchased or sold any of such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business). Except as disclosed in these Schedules or in the Proxy Statement, none of the Company's directors, executive officers or employees named in
Schedule I beneficially owns, directly or indirectly, any securities of any subsidiary of the Company. Further, except as disclosed in these Schedules or in the Proxy Statement, to the best knowledge of the Company, its directors, executive officers or the employees of the Company named in Schedule I, none of their associates beneficially owns, directly or indirectly, any securities of the Company.

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company named in Schedule I has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company named in Schedule I is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business).

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company names in Schedule I, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business).

    Other than as disclosed in these Schedules or in the Proxy Statement, to the knowledge of the Company, none of the directors, executive officers or the employees of the Company named in Schedule I, or any of their associates, has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party (other than pursuant to compensation and benefit arrangements entered into in the ordinary course of business).

    To the knowledge of the Company, no person, other than a director or executive officer of the Company acting solely in that capacity, is a party to any arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected.

                                   IMPORTANT
                                 DO NOT DELAY!
                  VOTE THE ENCLOSED WHITE PROXY CARD(S) TODAY.

                  If you have any questions or need assistance
             in completing the WHITE proxy card(s) please contact:

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

PROXY                                                                      PROXY

                       TELEPHONE AND DATA SYSTEMS, INC.

                PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF
    THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF THE SHAREHOLDERS

                               May 16, 1997

    The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 1997 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 AND 4. IF A NOMINEE IS UNABLE
TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE
DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR THE
NOMINEE HAS BEEN WITHHELD).

     PLEASE SIGN, DATE AND MAIL THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH SIDES TO (212) 929-0308. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS, INC. AT (800) 322-2885.


                        (CONTINUED ON REVERSE SIDE)

                      TELEPHONE AND DATA SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /X/

         Vote FOR 1 and 2

                                                              WITHHOLD
                                                              AUTHORITY
                                                FOR the      to vote for
                                                nominee      the nominee
1. ELECTION OF DIRECTORS
   GEORGE W. OFF                                  / /            / /


                                                  FOR    AGAINST    ABSTAIN
2. RATIFY ACCOUNTANTS FOR 1997                    / /      / /        / /

         Vote AGAINST 3 and 4

                                                  FOR    AGAINST    ABSTAIN
3. SHAREHOLDER PROPOSAL
   RE: CLASSIFIED BOARD                           / /      / /        / /


                                                  FOR    AGAINST    ABSTAIN
4. SHAREHOLDER PROPOSAL
   RE: DIRECTOR INDEPENDENCE                      / /      / /        / /


5. In accordance with their discretion, to vote for a substitute nominee as indicated on the reverse side and upon all other matters that may properly come before said
   Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


Dated: ________________________________, 1997

Please Sign Here ____________________________

Title________________________________________

NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc.
Please return signed proxy in the enclosed envelope.

PROXY                                                                    PROXY

                       TELEPHONE AND DATA SYSTEMS, INC.
    PROXY FOR PREFERRED SHARES ISSUED AFTER OCTOBER 31, 1981 SOLICITED ON
                BEHALF OF THE BOARD OF DIRECTORS FOR THE 1997
                    ANNUAL MEETING OF THE SHAREHOLDERS
                               MAY 16, 1997

     The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 1997 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 AND 4. THIS PROXY, WHEN
PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES
IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 AND 4. IF A
NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS
NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A
SUBSTITUTE NOMINEE DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR NOMINEES HAS BEEN WITHHELD).

     PLEASE SIGN, DATE AND MAIL THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH SIDES TO (212) 929-0308. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS, INC. AT (800) 322-2885.


                         (CONTINUED ON REVERSE SIDE)

                      TELEPHONE AND DATA SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                           Vote FOR 1 and 2
                                                            Withhold
                                                            Authority
                                             FOR the       to vote for
                                             nominees      the nominees
1. ELECTION OF DIRECTORS
   DONALD R. BROWN
   RUDOLPH E. HORNACEK
   (INSTRUCTION: TO WITHHOLD AUTHORITY
    FOR ANY NOMINEE, STRIKE THROUGH THAT
    NOMINEE'S NAME ABOVE.)                     / /              / /

                                              FOR   AGAINST   ABSTAIN
2. RATIFY ACCOUNTANTS FOR 1997                / /     / /       / /

                           Vote AGAINST 3 and 4

                                              FOR   AGAINST   ABSTAIN
3. SHAREHOLDER PROPOSAL
   RE: CLASSIFIED BOARD                       / /     / /       / /

                                              FOR   AGAINST   ABSTAIN
4. SHAREHOLDER PROPOSAL
   RE: DIRECTOR INDEPENDENCE                  / /     / /       / /

5. In accordance with their discretion, to vote for a substitute nominee as indicated on the reverse side and upon all other matters that may properly come before said
   Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.

Dated: _________________________________, 1997

Please Sign Here _____________________________

Title ________________________________________

NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc.
Please return signed proxy in the enclosed envelope.

PROXY                                                                      PROXY

                        TELEPHONE AND DATA SYSTEMS, INC.

    PROXY FOR PREFERRED SHARES ISSUED PRIOR TO OCTOBER 31, 1981 SOLICITED ON
          BEHALF OF THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING
                             OF THE SHAREHOLDERS

                                 May 16, 1997

    The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 1997 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 AND 4. IF A NOMINEE IS UNABLE
TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE
DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR THE
NOMINEE HAS BEEN WITHHELD).

     PLEASE SIGN, DATE AND MAIL THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH SIDES TO (212) 929-0308. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS, INC. AT (800) 322-2885.


                        (CONTINUED ON REVERSE SIDE)

                      TELEPHONE AND DATA SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /X/

         Vote FOR 1 and 2

                                                              WITHHOLD
                                                              AUTHORITY
                                                FOR the      to vote for
                                                nominee      the nominee
1. ELECTION OF DIRECTORS
   GEORGE W. OFF                                  / /            / /


                                                  For    Against    Abstain
2. RATIFY ACCOUNTANTS FOR 1997                    / /      / /        / /

         Vote AGAINST 3 and 4

                                                  For    Against    Abstain
3. SHAREHOLDER PROPOSAL
   RE: CLASSIFIED BOARD                           / /      / /        / /


                                                  For    Against    Abstain
4. SHAREHOLDER PROPOSAL
   RE: DIRECTOR INDEPENDENCE                      / /      / /        / /


5. In accordance with their discretion, to vote for a substitute nominee as indicated on the reverse side and upon all other matters that may properly come before said
   Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


Dated: ________________________________, 1997

Please Sign Here ____________________________

Title________________________________________

Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc.
Please return signed proxy in the enclosed envelope.

PROXY                                                                      PROXY

                        TELEPHONE AND DATA SYSTEMS, INC.

            PROXY FOR SERIES A COMMON SHARES SOLICITED ON BEHALF OF
    THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF THE SHAREHOLDERS

                                 May 16, 1997

    The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 1997 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

    The Board of Directors recommends a vote "FOR" the Nominees in Proposal 1, "FOR" Proposal 2, and "AGAINST" Proposals 3 and 4. This Proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this Proxy will be voted "FOR" the Nominees in Proposal 1, "FOR" Proposal 2, and "AGAINST" Proposals 3 and 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

   PLEASE SIGN, DATE AND MAIL THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE
    OR FAX BOTH SIDES TO (212) 929-0308. IF YOU HAVE ANY QUESTIONS OR NEED
     ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS, INC. AT (800) 322-2885.

                        (CONTINUED ON REVERSE SIDE)

                        TELEPHONE AND DATA SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /X/

         Vote FOR 1 and 2

                                                      WITHHOLD AUTHORITY to vote
                                  FOR the nominees         for the nominees
1. ELECTION OF DIRECTORS
          DONALD R. BROWN               / /                      / /
          RUDOLPH E. HORNACEK


   (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME ABOVE.)


2. RATIFY ACCOUNTANTS FOR 1997                 FOR / /  AGAINST / /  ABSTAIN / /

           Vote AGAINST 3 and 4

3. SHAREHOLDER PROPOSAL RE: CLASSIFIED BOARD   FOR / /  AGAINST / /  ABSTAIN / /


4. SHAREHOLDER PROPOSAL RE: DIRECTOR
   INDEPENDENCE                                FOR / /  AGAINST / /  ABSTAIN / /


5. In accordance with their discretion, to vote for a substitute nominee as indicated on the reverse side and upon all other matters that may properly come before said Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


Dated: ________________, 1997    Please Sign Here ______________________________

                                             Title______________________________

Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.